NATIONWIDE VA

SEPARATE

ACCOUNT-B

Annual Report

To

Contract Owners

December 31, 2025

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VA Separate Account-B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Nationwide VA Separate Account-B (the Subaccounts), as of December 31, 2025, the related statements of operations for the year or period listed in the Appendix, the statements of changes in contract owners’ equity for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year or period listed in the Appendix, and the changes in their contract owners’ equity for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life and Annuity Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life and Annuity Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Appendix

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager 50% Portfolio: Initial Class (FAMP)1

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I (MSBF)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I (NVCBD1)1

Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X (NVMIVX)1

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I (TRF)1

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares (AMSRS)1

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2025 and the period from April 26, 2024 (inception) to December 31, 2024.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2025, and the related statements of operations and changes in contract owners’ equity for the period July 7, 2025 (inception) to December 31, 2025.

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Digital Evolution Strategy Fund: Class II (NDES2)

Statements of assets, liabilities and contract owners’ equity as of December 31, 2025, and the related statements of operations and changes in contract owners’ equity for the period November 14, 2025 (inception) to December 31, 2025.

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Worldwide Fund: Class I (NFDIW1)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II (NJMIM2)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II (NLCG2)

Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)

(1) See Note 1 to the financial statements for the former name of the subaccount.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2025

			Investments,	Accounts		Accounts	Contract Owners’	Accumulation	Contracts	Contract Owners’
Subaccount*,**	Shares***	Cost	at fair value	Receivable	Total Assets	Payable	Equity	Units	in Payout	Equity
SVDF	2,118	$50,511	$53,568	$-	$53,568	$1	$53,567	$53,567	$-	$53,567
SVOF	212	5,318	5,459	-	5,459	5,459	-	-	-	-
DGI	7,703	255,295	306,434	-	306,434	1	306,433	306,433	-	306,433
DSIF	49	4,165	4,308	-	4,308	4,308	-	-	-	-
DSRG	4,986	201,642	291,705	-	291,705	1	291,704	291,704	-	291,704
DVSCS	15,085	245,876	271,687	-	271,687	1	271,686	271,686	-	271,686
FQB	16,663	176,951	176,294	-	176,294	1	176,293	176,293	-	176,293
FAMP	45,035	706,276	793,511	-	793,511	340	793,171	791,926	1,245	793,171
FEIP	126,493	3,352,170	3,722,675	-	3,722,675	304	3,722,371	3,720,814	1,557	3,722,371
FGP	28,391	2,546,371	2,774,368	-	2,774,368	254	2,774,114	2,772,772	1,342	2,774,114
FHIP	179,221	839,461	874,599	-	874,599	587	874,012	871,599	2,413	874,012
FIGBS	246,582	2,688,448	2,756,791	-	2,756,791	2	2,756,789	2,756,789	-	2,756,789
FOP	24,766	635,415	681,557	-	681,557	23	681,534	681,124	410	681,534
FVSS	5,183	81,101	82,206	-	82,206	2	82,204	82,204	-	82,204
IVCPBI	88,175	511,459	515,825	-	515,825	1	515,824	515,824	-	515,824
IVKEI1	16,145	278,978	294,962	-	294,962	392	294,570	293,128	1,442	294,570
OVAG	11,301	921,852	849,924	-	849,924	1	849,923	849,923	-	849,923
OVGS	28	1,166	1,061	-	1,061	1,061	-	-	-	-
JAGTS	7,466	163,474	178,737	-	178,737	-	178,737	178,737	-	178,737
LACB2	99,626	785,215	901,115	-	901,115	2	901,113	901,113	-	901,113
LACDV2	-	1	1	-	1	1	-	-	-	-
LACI2	15,795	172,651	193,415	-	193,415	2	193,413	193,413	-	193,413
LACIPS	83	805	748	-	748	748	-	-	-	-
LJPMVS	11,080	104,602	99,850	69	99,919	-	99,919	99,919	-	99,919
EIF2	27,531	559,882	630,180	-	630,180	1	630,179	630,179	-	630,179
GBF	37,852	371,965	360,354	-	360,354	1	360,353	360,353	-	360,353
GEM	53,149	565,802	790,333	-	790,333	1	790,332	790,332	-	790,332
GIG	19,120	279,553	295,594	-	295,594	12	295,582	295,582	-	295,582
GVDMA	9,966	80,182	117,296	-	117,296	-	117,296	117,296	-	117,296
GVDMC	43,484	375,479	473,978	-	473,978	1	473,977	473,977	-	473,977
GVEX1	531,802	6,499,711	7,019,782	5,821	7,025,603	-	7,025,603	7,019,799	5,804	7,025,603
GVIDA	1,268	11,142	17,118	-	17,118	-	17,118	17,118	-	17,118
GVIDC	9,381	91,845	99,908	-	99,908	1	99,907	99,907	-	99,907
GVIDM	122,243	1,198,226	1,319,002	-	1,319,002	1	1,319,001	1,319,001	-	1,319,001
MCIF	96,818	1,860,251	1,927,651	-	1,927,651	29	1,927,622	1,927,344	278	1,927,622
MSBF	43,214	388,429	388,926	-	388,926	2	388,924	388,924	-	388,924
NDES2	1,536	33,842	33,110	-	33,110	1	33,109	33,109	-	33,109

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2025

			Investments,	Accounts		Accounts	Contract Owners’	Accumulation	Contracts	Contract Owners’
Subaccount*,**	Shares***	Cost	at fair value	Receivable	Total Assets	Payable	Equity	Units	in Payout	Equity
NFDIW1	128,468	1,620,957	1,649,527	3,098	1,652,625	-	1,652,625	1,649,527	3,098	1,652,625
NJMIM2	151,685	1,564,397	1,554,767	678	1,555,445	-	1,555,445	1,554,775	670	1,555,445
NLCG2	22,138	412,327	413,093	-	413,093	1	413,092	413,092	-	413,092
NNASD2	107,338	1,363,864	1,373,924	5,113	1,379,037	-	1,379,037	1,373,923	5,114	1,379,037
NVAMV1	33,266	593,240	616,757	-	616,757	27	616,730	616,510	220	616,730
NVAMVX	32,069	570,816	593,593	-	593,593	1	593,592	593,592	-	593,592
NVCBD1	39,727	381,336	368,666	-	368,666	1	368,665	368,665	-	368,665
NVMIVX	137,422	1,942,894	2,101,179	-	2,101,179	-	2,101,179	2,101,179	-	2,101,179
NVMLG1	180,393	1,521,081	1,699,305	-	1,699,305	1	1,699,304	1,699,304	-	1,699,304
NVMMG1	51,323	327,856	399,804	-	399,804	2	399,802	399,802	-	399,802
NVMMV2	21,213	185,402	161,640	-	161,640	1	161,639	161,639	-	161,639
NVNMO1	26,828	294,218	263,985	-	263,985	1	263,984	263,984	-	263,984
NVOLG1	228,921	4,410,784	6,812,681	-	6,812,681	546	6,812,135	6,809,623	2,512	6,812,135
NVRE1	17,766	143,075	138,575	-	138,575	-	138,575	138,575	-	138,575
SAM	3,412,520	3,412,520	3,412,520	-	3,412,520	49	3,412,471	3,412,164	307	3,412,471
SCF	59,448	1,033,118	1,205,009	-	1,205,009	168	1,204,841	1,204,137	704	1,204,841
SCGF	61,928	1,044,019	1,122,751	-	1,122,751	1	1,122,750	1,122,750	-	1,122,750
SCVF	41,644	399,958	386,457	-	386,457	37	386,420	386,149	271	386,420
TRF	43,754	1,025,731	1,073,286	-	1,073,286	1	1,073,285	1,073,285	-	1,073,285
AMCG	8,992	255,099	260,675	-	260,675	3	260,672	260,672	-	260,672
AMSRS	25,609	717,665	1,095,061	-	1,095,061	2	1,095,059	1,095,059	-	1,095,059
AMTB	279,645	2,702,546	2,704,164	-	2,704,164	246	2,703,918	2,702,161	1,757	2,703,918
TRHS2	3,346	173,802	180,776	-	180,776	1	180,775	180,775	-	180,775
VWBF	11,660	95,043	95,382	-	95,382	1	95,381	95,381	-	95,381
VWEM	-	-	-	-	-	-	-	-	-	-
VWHA	3,140	89,328	105,218	-	105,218	1	105,217	105,217	-	105,217
VWHAS	1,059	28,047	33,844	-	33,844	1	33,843	33,843	-	33,843

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2025, if applicable.

*** If zero shares are listed, there is ownership of the fund, however it is less than one full share.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	SVDF	SVOF	DGI	DSIF	DSRG	DVSCS	FQB	FAMP

Reinvested dividends	$-	772	1,438	42,476	689	16,262	7,323	19,410

Mortality and expense risk charges (note 2)	(826)	(18,661)	(4,854)	(70,429)	(4,048)	(14,788)	(3,044)	(11,372)

Net investment income (loss)	(826)	(17,889)	(3,416)	(27,953)	(3,359)	1,474	4,279	8,038

Realized gain (loss) on investments	6,836	39,740	30,165	1,908,863	10,150	101,539	(4,431)	9,201

Change in unrealized gain (loss) on investments	(4,965)	(132,340)	(3,640)	(1,458,397)	8,705	(190,042)	11,838	44,793

Net gain (loss) on investments	1,871	(92,600)	26,525	450,466	18,855	(88,503)	7,407	53,994

Reinvested capital gains	375	155,528	24,679	312,647	22,013	123,789	-	35,956

Net increase (decrease) in contract owners’ equity resulting from operations	$1,420	45,039	47,788	735,160	37,509	36,760	11,686	97,988

Investment Activity*:	FEIP	FGP	FHIP	FIGBS	FOP	FVSS	IVCPBI	IVKEI1

Reinvested dividends	$64,074	7,782	55,380	96,245	12,188	737	21,732	6,442

Mortality and expense risk charges (note 2)	(40,256)	(39,968)	(12,778)	(40,487)	(27,510)	(14,296)	(6,908)	(4,493)

Net investment income (loss)	23,818	(32,186)	42,602	55,758	(15,322)	(13,559)	14,824	1,949

Realized gain (loss) on investments	86,370	72,259	2,586	(4,341)	553,935	30,567	431	2,252

Change in unrealized gain (loss) on investments	142,748	(39,278)	28,538	99,502	(233,212)	(8,675)	10,402	11,626

Net gain (loss) on investments	229,118	32,981	31,124	95,161	320,723	21,892	10,833	13,878

Reinvested capital gains	191,023	346,783	-	-	73,880	26,352	-	16,364

Net increase (decrease) in contract owners’ equity resulting from operations	$443,959	347,578	73,726	150,919	379,281	34,685	25,657	32,191

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	OVAG	OVGS	JACAS	JAGTS	JAIGS	LACB2	LACDV2	LACI2

Reinvested dividends	$-	-	1,011	-	418	16,264	8	2,390

Mortality and expense risk charges (note 2)	(3,937)	(22,191)	(4,945)	(4,438)	(700)	(12,727)	(2,834)	(2,906)

Net investment income (loss)	(3,937)	(22,191)	(3,934)	(4,438)	(282)	3,537	(2,826)	(516)

Realized gain (loss) on investments	1,457	43,014	100,686	101,720	18,580	5,533	35,150	4,878

Change in unrealized gain (loss) on investments	(80,503)	(133,698)	(90,424)	(62,446)	(6,828)	58,497	(11,753)	21,647

Net gain (loss) on investments	(79,046)	(90,684)	10,262	39,274	11,752	64,030	23,397	26,525

Reinvested capital gains	70,637	306,037	51,850	37,267	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(12,346)	193,162	58,178	72,103	11,470	67,567	20,571	26,009

Investment Activity*:	LACIPS	LACU2	LJPMVS	EIF2	GBF	GEM	GIG	GVDMA

Reinvested dividends	$53	-	1,397	7,970	13,863	4,382	1,291	-

Mortality and expense risk charges (note 2)	(20,867)	(1,461)	(2,475)	(8,542)	(5,239)	(9,845)	(1,958)	(1,667)

Net investment income (loss)	(20,814)	(1,461)	(1,078)	(572)	8,624	(5,463)	(667)	(1,667)

Realized gain (loss) on investments	94,325	23,276	1,708	37	(1,059)	46,462	37,840	(1,446)

Change in unrealized gain (loss) on investments	9,269	(19,557)	(10,575)	80,400	11,587	162,081	(2,641)	19,267

Net gain (loss) on investments	103,594	3,719	(8,867)	80,437	10,528	208,543	35,199	17,821

Reinvested capital gains	-	9,187	15,389	24,559	-	-	3,876	1,033

Net increase (decrease) in contract owners’ equity resulting from operations	$82,780	11,445	5,444	104,424	19,152	203,080	38,408	17,187

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	GVDMC	GVEX1	GVIDA	GVIDC	GVIDM	MCIF	MSBF	NDES2

Reinvested dividends	$-	52,956	-	-	-	24,691	14,021	-

Mortality and expense risk charges (note 2)	(6,856)	(30,466)	(368)	(2,033)	(18,539)	(33,179)	(5,614)	(154)

Net investment income (loss)	(6,856)	22,490	(368)	(2,033)	(18,539)	(8,488)	8,407	(154)

Realized gain (loss) on investments	(5,140)	170,548	(1,375)	4,146	(15,080)	(112,675)	662	1,974

Change in unrealized gain (loss) on investments	55,232	98,859	3,974	7,769	186,645	90,394	13,356	(732)

Net gain (loss) on investments	50,092	269,407	2,599	11,915	171,565	(22,281)	14,018	1,242

Reinvested capital gains	-	2,119	257	-	-	157,260	-	1,491

Net increase (decrease) in contract owners’ equity resulting from operations	$43,236	294,016	2,488	9,882	153,026	126,491	22,425	2,579

Investment Activity*:	NFDIW1	NJMIM2	NLCG2	NNASD2	NVAMV1	NVAMVX	NVCBD1	NVMIVX

Reinvested dividends	$798	8,596	-	936	5,543	5,555	12,913	5,717

Mortality and expense risk charges (note 2)	(3,091)	(2,930)	(784)	(2,661)	(8,861)	(5,279)	(5,769)	(10,701)

Net investment income (loss)	(2,293)	5,666	(784)	(1,725)	(3,318)	276	7,144	(4,984)

Realized gain (loss) on investments	112	(1)	39	330	(2,859)	(371)	(2,524)	22,261

Change in unrealized gain (loss) on investments	28,570	(9,629)	766	10,060	32,641	23,747	15,849	137,237

Net gain (loss) on investments	28,682	(9,630)	805	10,390	29,782	23,376	13,325	159,498

Reinvested capital gains	2,506	1,096	397	1,046	68,288	37,716	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$28,895	(2,868)	418	9,711	94,752	61,368	20,469	154,514

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$	$	$	$	$	$	$	$
Investment Activity*:	NVMLG1	NVMMG1	NVMMV2	NVNMO1	NVOLG1	NVRE1	SAM	SCF

Reinvested dividends	$72,089	-	1,452	1,257	60,105	2,343	138,383	10,990

Mortality and expense risk charges (note 2)	(27,536)	(6,440)	(2,345)	(3,583)	(100,991)	(2,049)	(52,675)	(15,582)

Net investment income (loss)	44,553	(6,440)	(893)	(2,326)	(40,886)	294	85,708	(4,592)

Realized gain (loss) on investments	98,590	11,167	(1,009)	(1,275)	496,994	891	-	8,913

Change in unrealized gain (loss) on investments	(150,039)	7,449	(9,647)	(1,518)	538,538	(4,077)	-	9,549

Net gain (loss) on investments	(51,449)	18,616	(10,656)	(2,793)	1,035,532	(3,186)	-	18,462

Reinvested capital gains	249,083	4,154	12,855	29,793	-	1,645	3	78,207

Net increase (decrease) in contract owners’ equity resulting from operations	$242,187	16,330	1,306	24,674	994,646	(1,247)	85,711	92,077

Investment Activity*:	SCGF	SCVF	TRF	AMCG	AMSRS	AMTB	TRHS2	VWBF

Reinvested dividends	$-	4,595	9,628	-	-	144,651	-	5,574

Mortality and expense risk charges (note 2)	(5,478)	(5,417)	(16,221)	(4,091)	(16,006)	(40,220)	(3,094)	(1,454)

Net investment income (loss)	(5,478)	(822)	(6,593)	(4,091)	(16,006)	104,431	(3,094)	4,120

Realized gain (loss) on investments	1,700	(7,133)	(22,393)	14,152	45,346	(23,582)	(6,784)	(3,032)

Change in unrealized gain (loss) on investments	51,587	(15,288)	94,365	(32,375)	31,269	33,716	22,990	14,483

Net gain (loss) on investments	53,287	(22,421)	71,972	(18,223)	76,615	10,134	16,206	11,451

Reinvested capital gains	9,098	25,062	88,740	34,237	66,128	-	6,600	-

Net increase (decrease) in contract owners’ equity resulting from operations	$56,907	1,819	154,119	11,923	126,737	114,565	19,712	15,571

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

	$		$		$
Investment Activity*:	VWEM		VWHA		VWHAS
Reinvested dividends		$629		2,352		716
Mortality and expense risk charges (note 2)		(1,172)		(1,405)		(446)

Net investment income (loss)		(543)		947		270

Realized gain (loss) on investments		26,323		(612)		473
Change in unrealized gain (loss) on investments		(3,775)		28,399		8,276

Net gain (loss) on investments		22,548		27,787		8,749

Reinvested capital gains		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		$22,005		28,734		9,019

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2025, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	SVDF				SVOF				DGI				DSIF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(826)		(610)		(17,889)		(21,650)		(3,416)		(2,819)		(27,953)		(17,107)

Realized gain (loss) on investments		6,836		145		39,740		3,523		30,165		2,112		1,908,863		249,214

Change in unrealized gain (loss) on investments		(4,965)		4,897		(132,340)		55,437		(3,640)		42,587		(1,458,397)		561,111

Reinvested capital gains		375		-		155,528		151,480		24,679		15,149		312,647		346,687

Net increase (decrease) in contract owners’ equity resulting from operations		1,420		4,432		45,039		188,790		47,788		57,029		735,160		1,139,905

Equity transactions:

Purchase payments received from contract owners (note 4)		-		9		851		29		21,658		12		28,339		43

Transfers between subaccounts, net		-		47,711		(1,362,871)		(671)		(175)		19,324		(5,745,031)		29,038

Redemptions (notes 2, 3, and 4)		(28,561)		(467)		(249,972)		(91,102)		(89,176)		(5,310)		(702,843)		(534,338)

Adjustments to maintain reserves		11		(5)		(5,634)		234		(24)		1		(4,639)		118

Net equity transactions		(28,550)		47,248		(1,617,626)		(91,510)		(67,717)		14,027		(6,424,174)		(505,139)

Net change in contract owners’ equity		(27,130)		51,680		(1,572,587)		97,280		(19,929)		71,056		(5,689,014)		634,766

Contract owners’ equity at beginning of period		80,697		29,017		1,572,587		1,475,307		326,362		255,306		5,689,014		5,054,248

Contract owners’ equity at end of period		$53,567		80,697		-		1,572,587		306,433		326,362		-		5,689,014

CHANGE IN UNITS:

Beginning units		958		401		14,385		15,297		5,106		4,830		59,499		64,931

Units purchased		-		564		-		-		476		405		314		783

Units redeemed		(346)		(7)		(14,385)		(912)		(1,418)		(129)		(59,813)		(6,215)

Ending units		612		958		-		14,385		4,164		5,106		-		59,499

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	DSRG				DVSCS				FQB				FAMP
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(3,359)		(2,331)		1,474		(4,483)		4,279		3,688		8,038		7,481

Realized gain (loss) on investments		10,150		4,699		101,539		294		(4,431)		(4,193)		9,201		7,675

Change in unrealized gain (loss) on investments		8,705		47,846		(190,042)		57,318		11,838		6,460		44,793		38,826

Reinvested capital gains		22,013		1,665		123,789		28,551		-		-		35,956		5,850

Net increase (decrease) in contract owners’ equity resulting from operations		37,509		51,879		36,760		81,680		11,686		5,955		97,988		59,832

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		-		22		-		-		391		4

Transfers between subaccounts, net		13,956		-		(940,391)		(45,784)		-		(15,913)		-		(115,677)

Redemptions (notes 2, 3, and 4)		(22,942)		(20,000)		(136,855)		(2,271)		(57,062)		(14,775)		(131,685)		(71,170)

Adjustments to maintain reserves		10		(5)		12		(5)		7		(3)		(640)		146

Net equity transactions		(8,976)		(20,005)		(1,077,234)		(48,038)		(57,055)		(30,691)		(131,934)		(186,697)

Net change in contract owners’ equity		28,533		31,874		(1,040,474)		33,642		(45,369)		(24,736)		(33,946)		(126,865)

Contract owners’ equity at beginning of period		263,171		231,297		1,312,160		1,278,518		221,662		246,398		827,117		953,982

Contract owners’ equity at end of period		$291,704		263,171		271,686		1,312,160		176,293		221,662		793,171		827,117

CHANGE IN UNITS:

Beginning units		3,898		4,216		27,936		28,957		13,321		15,159		22,110		27,273

Units purchased		180		-		589		24		-		-		-		-

Units redeemed		(298)		(318)		(22,954)		(1,045)		(3,282)		(1,838)		(3,394)		(5,163)

Ending units		3,780		3,898		5,571		27,936		10,039		13,321		18,716		22,110

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	FEIP				FGP				FHIP				FIGBS
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$23,818		5,721		(32,186)		(39,982)		42,602		37,306		55,758		54,865

Realized gain (loss) on investments		86,370		27,287		72,259		141,280		2,586		261		(4,341)		(5,685)

Change in unrealized gain (loss) on investments		142,748		163,645		(39,278)		4,156		28,538		27,570		99,502		(49,561)

Reinvested capital gains		191,023		147,854		346,783		583,090		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		443,959		344,507		347,578		688,544		73,726		65,137		150,919		(381)

Equity transactions:

Purchase payments received from contract owners (note 4)		36,874		37		25,323		29		1,006		2		72,158		-

Transfers between subaccounts, net		1,286,460		(206,645)		(133,038)		(345,201)		35,671		(69,199)		53,133		140,278

Redemptions (notes 2, 3, and 4)		(594,471)		(357,620)		(219,356)		(207,877)		(85,927)		(58,633)		(246,184)		(117,838)

Adjustments to maintain reserves		(910)		325		(591)		189		(1,376)		382		11		(5)

Net equity transactions		727,953		(563,903)		(327,662)		(552,860)		(50,626)		(127,448)		(120,882)		22,435

Net change in contract owners’ equity		1,171,912		(219,396)		19,916		135,684		23,100		(62,311)		30,037		22,054

Contract owners’ equity at beginning of period		2,550,459		2,769,855		2,754,198		2,618,514		850,912		913,223		2,726,752		2,704,698

Contract owners’ equity at end of period		$3,722,371		2,550,459		2,774,114		2,754,198		874,012		850,912		2,756,789		2,726,752

CHANGE IN UNITS:

Beginning units		41,767		51,564		22,928		28,009		34,988		40,335		186,350		185,106

Units purchased		19,238		79		422		413		1,777		202		11,413		9,859

Units redeemed		(9,019)		(9,876)		(2,953)		(5,494)		(3,699)		(5,549)		(19,332)		(8,615)

Ending units		51,986		41,767		20,397		22,928		33,066		34,988		178,431		186,350

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	FOP				FVSS				IVCPBI				IVKEI1
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(15,322)		2,377		(13,559)		(7,572)		14,824		8,232		1,949		2,583

Realized gain (loss) on investments		553,935		55,783		30,567		17,892		431		(249)		2,252		2,083

Change in unrealized gain (loss) on investments		(233,212)		(67,788)		(8,675)		(96,080)		10,402		(1,906)		11,626		4,359

Reinvested capital gains		73,880		97,723		26,352		188,909		-		-		16,364		12,612

Net increase (decrease) in contract owners’ equity resulting from operations		379,281		88,095		34,685		103,149		25,657		6,077		32,191		21,637

Equity transactions:

Purchase payments received from contract owners (note 4)		2,993		6		-		5		54,102		-		388		-

Transfers between subaccounts, net		(1,575,908)		(126,389)		(1,187,457)		(55,158)		69,945		32,227		267		329,058

Redemptions (notes 2, 3, and 4)		(180,899)		(80,070)		(96,817)		(3,207)		(54,389)		(32,229)		(65,354)		(23,226)

Adjustments to maintain reserves		(305)		283		13		(5)		7		(3)		(633)		242

Net equity transactions		(1,754,119)		(206,170)		(1,284,261)		(58,365)		69,665		(5)		(65,332)		306,074

Net change in contract owners’ equity		(1,374,838)		(118,075)		(1,249,576)		44,784		95,322		6,072		(33,141)		327,711

Contract owners’ equity at beginning of period		2,056,372		2,174,447		1,331,780		1,286,996		420,502		414,430		327,711		-

Contract owners’ equity at end of period		$681,534		2,056,372		82,204		1,331,780		515,824		420,502		294,570		327,711

CHANGE IN UNITS:

Beginning units		65,001		71,155		28,033		29,170		41,988		42,026		30,662		-

Units purchased		75		-		-		1,045		12,406		4,796		34		32,914

Units redeemed		(46,925)		(6,154)		(26,406)		(2,182)		(5,591)		(4,834)		(5,892)		(2,252)

Ending units		18,151		65,001		1,627		28,033		48,803		41,988		24,804		30,662

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	OVAG				OVGS				JACAS				JAGTS
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(3,937)		(1,386)		(22,191)		(28,481)		(3,934)		(5,357)		(4,438)		(4,661)

Realized gain (loss) on investments		1,457		(1,437)		43,014		(1,149)		100,686		8,660		101,720		3,953

Change in unrealized gain (loss) on investments		(80,503)		21,684		(133,698)		172,156		(90,424)		57,630		(62,446)		60,033

Reinvested capital gains		70,637		-		306,037		110,467		51,850		23,756		37,267		-

Net increase (decrease) in contract owners’ equity resulting from operations		(12,346)		18,861		193,162		252,993		58,178		84,689		72,103		59,325

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		866		36		-		1		-		-

Transfers between subaccounts, net		793,806		121		(1,702,868)		(77,524)		(427,960)		(36,199)		(136,290)		173,133

Redemptions (notes 2, 3, and 4)		(32,785)		(3,500)		(389,386)		(54,712)		(1,259)		(2,421)		(184,922)		(6,257)

Adjustments to maintain reserves		7		(5)		(1,565)		573		10		(4)		16		(7)

Net equity transactions		761,028		(3,384)		(2,092,953)		(131,627)		(429,209)		(38,623)		(321,196)		166,869

Net change in contract owners’ equity		748,682		15,477		(1,899,791)		121,366		(371,031)		46,066		(249,093)		226,194

Contract owners’ equity at beginning of period		101,241		85,764		1,899,791		1,778,425		371,031		324,965		427,830		201,636

Contract owners’ equity at end of period		$849,923		101,241		-		1,899,791		-		371,031		178,737		427,830

CHANGE IN UNITS:

Beginning units		4,637		4,808		18,241		19,530		7,248		8,016		11,241		6,878

Units purchased		34,533		54		20		30		435		6		1,521		4,529

Units redeemed		(1,478)		(225)		(18,261)		(1,319)		(7,683)		(774)		(8,945)		(166)

Ending units		37,692		4,637		-		18,241		-		7,248		3,817		11,241

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	JAIGS				LACB2				LACDV2				LACI2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(282)		(74)		3,537		4,426		(2,826)		(136)		(516)		(854)

Realized gain (loss) on investments		18,580		216		5,533		3,680		35,150		926		4,878		1,651

Change in unrealized gain (loss) on investments		(6,828)		1,633		58,497		57,404		(11,753)		11,753		21,647		(883)

Reinvested capital gains		-		-		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		11,470		1,775		67,567		65,510		20,571		12,543		26,009		(86)

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		-		10		-		7		20,492		-

Transfers between subaccounts, net		(56,514)		-		14		857,668		(232,741)		223,446		(1,280)		223,790

Redemptions (notes 2, 3, and 4)		(144)		(641)		(52,959)		(36,694)		(12,978)		(10,847)		(43,230)		(32,279)

Adjustments to maintain reserves		16		(6)		13		(16)		8		(9)		12		(15)

Net equity transactions		(56,642)		(647)		(52,932)		820,968		(245,711)		212,597		(24,006)		191,496

Net change in contract owners’ equity		(45,172)		1,128		14,635		886,478		(225,140)		225,140		2,003		191,410

Contract owners’ equity at beginning of period		45,172		44,044		886,478		-		225,140		-		191,410		-

Contract owners’ equity at end of period		$-		45,172		901,113		886,478		-		225,140		193,413		191,410

CHANGE IN UNITS:

Beginning units		2,631		2,669		82,319		-		21,335		-		19,289		-

Units purchased		1,235		-		15		86,113		24		22,382		2,493		22,388

Units redeemed		(3,866)		(38)		(4,874)		(3,794)		(21,359)		(1,047)		(4,731)		(3,099)

Ending units		-		2,631		77,460		82,319		-		21,335		17,051		19,289

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	LACIPS				LACU2				LJPMVS				MSEM
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(20,814)		39,328		(1,461)		(1,205)		(1,078)		(655)		-		(28)

Realized gain (loss) on investments		94,325		2,947		23,276		177		1,708		2,527		-		(2,254)

Change in unrealized gain (loss) on investments		9,269		(9,326)		(19,557)		19,557		(10,575)		(9,680)		-		2,389

Reinvested capital gains		-		-		9,187		1,422		15,389		30,603		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		82,780		32,949		11,445		19,951		5,444		22,795		-		107

Equity transactions:

Purchase payments received from contract owners (note 4)		21		-		-		-		6,204		7		-		1

Transfers between subaccounts, net		(1,494,969)		1,674,873		(140,274)		109,260		596		(29,885)		-		-

Redemptions (notes 2, 3, and 4)		(264,248)		(30,659)		(160)		(223)		(93,050)		(1,220)		-		(6,421)

Adjustments to maintain reserves		(720)		(27)		16		(15)		(5,874)		739		-		4

Net equity transactions		(1,759,916)		1,644,187		(140,418)		109,022		(92,124)		(30,359)		-		(6,416)

Net change in contract owners’ equity		(1,677,136)		1,677,136		(128,973)		128,973		(86,680)		(7,564)		-		(6,309)

Contract owners’ equity at beginning of period		1,677,136		-		128,973		-		186,599		194,163		-		6,309

Contract owners’ equity at end of period		$-		1,677,136		-		128,973		99,919		186,599		-		-

CHANGE IN UNITS:

Beginning units		163,908		-		10,908		-		15,034		17,617		-		235

Units purchased		12,506		167,658		-		10,926		52		56		-		-

Units redeemed		(176,414)		(3,750)		(10,908)		(18)		(7,285)		(2,639)		-		(235)

Ending units		-		163,908		-		10,908		7,801		15,034		-		-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	EIF2				GBF				GEM				GIG
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(572)		(585)		8,624		6,569		(5,463)		(891)		(667)		856

Realized gain (loss) on investments		37		(8,243)		(1,059)		(2,913)		46,462		310		37,840		2,079

Change in unrealized gain (loss) on investments		80,400		36,326		11,587		(7,218)		162,081		27,329		(2,641)		4,465

Reinvested capital gains		24,559		23,043		-		-		-		-		3,876		-

Net increase (decrease) in contract owners’ equity resulting from operations		104,424		50,541		19,152		(3,562)		203,080		26,748		38,408		7,400

Equity transactions:

Purchase payments received from contract owners (note 4)		5,395		6		-		-		10,808		-		-		3

Transfers between subaccounts, net		(5,901)		(135,240)		38,635		68,955		19,538		15,950		185,246		(3,054)

Redemptions (notes 2, 3, and 4)		(20,853)		(19,854)		(41,131)		(63,524)		(55,830)		(2,955)		(8,766)		(5,616)

Adjustments to maintain reserves		11		(3)		8		(4)		8		(3)		15		(5)

Net equity transactions		(21,348)		(155,091)		(2,488)		5,427		(25,476)		12,992		176,495		(8,672)

Net change in contract owners’ equity		83,076		(104,550)		16,664		1,865		177,604		39,740		214,903		(1,272)

Contract owners’ equity at beginning of period		547,103		651,653		343,689		341,824		612,728		572,988		80,679		81,951

Contract owners’ equity at end of period		$630,179		547,103		360,353		343,689		790,332		612,728		295,582		80,679

CHANGE IN UNITS:

Beginning units		15,941		20,501		20,100		19,902		29,968		29,351		3,866		4,307

Units purchased		170		27		2,244		3,937		4,192		842		9,910		-

Units redeemed		(726)		(4,587)		(2,359)		(3,739)		(5,351)		(225)		(3,458)		(441)

Ending units		15,385		15,941		19,985		20,100		28,809		29,968		10,318		3,866

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	GVDMA				GVDMC				GVEX1				GVIDA
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(1,667)		(2,277)		(6,856)		(7,438)		22,490		(7,191)		(368)		(850)

Realized gain (loss) on investments		(1,446)		(18,202)		(5,140)		(4,852)		170,548		60,013		(1,375)		(471)

Change in unrealized gain (loss) on investments		19,267		36,090		55,232		34,417		98,859		223,227		3,974		7,204

Reinvested capital gains		1,033		-		-		-		2,119		990		257		-

Net increase (decrease) in contract owners’ equity resulting from operations		17,187		15,611		43,236		22,127		294,016		277,039		2,488		5,883

Equity transactions:

Purchase payments received from contract owners (note 4)		-		13		-		-		-		2		-		16

Transfers between subaccounts, net		-		-		(55)		3,576		5,575,584		(140,249)		-		-

Redemptions (notes 2, 3, and 4)		(43,562)		(63,375)		(76,076)		(35,320)		(193,693)		(8,411)		(45,061)		(1,772)

Adjustments to maintain reserves		13		(5)		7		(5)		5,846		(8)		7		(2)

Net equity transactions		(43,549)		(63,367)		(76,124)		(31,749)		5,387,737		(148,666)		(45,054)		(1,758)

Net change in contract owners’ equity		(26,362)		(47,756)		(32,888)		(9,622)		5,681,753		128,373		(42,566)		4,125

Contract owners’ equity at beginning of period		143,658		191,414		506,865		516,487		1,343,850		1,215,477		59,684		55,559

Contract owners’ equity at end of period		$117,296		143,658		473,977		506,865		7,025,603		1,343,850		17,118		59,684

CHANGE IN UNITS:

Beginning units		4,701		6,864		25,288		26,938		65,097		72,388		1,768		1,827

Units purchased		-		-		16		177		240,836		1,409		-		-

Units redeemed		(1,383)		(2,163)		(3,819)		(1,827)		(12,533)		(8,700)		(1,337)		(59)

Ending units		3,318		4,701		21,485		25,288		293,400		65,097		431		1,768

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	GVIDC				GVIDM				MCIF				MSBF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(2,033)		(1,562)		(18,539)		(18,491)		(8,488)		(11,064)		8,407		17,497

Realized gain (loss) on investments		4,146		16		(15,080)		(17,187)		(112,675)		(41,003)		662		(3,730)

Change in unrealized gain (loss) on investments		7,769		2,351		186,645		124,903		90,394		211,460		13,356		16,857

Reinvested capital gains		-		-		-		-		157,260		120,127		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		9,882		805		153,026		89,225		126,491		279,520		22,425		30,624

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		-		1		195		41		-		-

Transfers between subaccounts, net		-		49,530		-		-		(490,604)		(193,541)		65,679		1,304

Redemptions (notes 2, 3, and 4)		(49,721)		(4,448)		(94,216)		(46,007)		(153,517)		(28,503)		(65,273)		(52,474)

Adjustments to maintain reserves		10		(2)		7		(3)		(157)		73		6		(2)

Net equity transactions		(49,711)		45,080		(94,209)		(46,009)		(644,083)		(221,930)		412		(51,172)

Net change in contract owners’ equity		(39,829)		45,885		58,817		43,216		(517,592)		57,590		22,837		(20,548)

Contract owners’ equity at beginning of period		139,736		93,851		1,260,184		1,216,968		2,445,214		2,387,624		366,087		386,635

Contract owners’ equity at end of period		$99,907		139,736		1,319,001		1,260,184		1,927,622		2,445,214		388,924		366,087

CHANGE IN UNITS:

Beginning units		9,067		6,230		50,403		52,290		43,603		47,617		15,743		18,079

Units purchased		-		3,125		-		-		34		8		6,779		83

Units redeemed		(3,026)		(288)		(3,619)		(1,887)		(11,056)		(4,022)		(6,744)		(2,419)

Ending units		6,041		9,067		46,784		50,403		32,581		43,603		15,778		15,743

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	NDES2				NFDIW1				NJMIM2				NLCG2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(154)		-		(2,293)		-		5,666		-		(784)		-

Realized gain (loss) on investments		1,974		-		112		-		(1)		-		39		-

Change in unrealized gain (loss) on investments		(732)		-		28,570		-		(9,629)		-		766		-

Reinvested capital gains		1,491		-		2,506		-		1,096		-		397		-

Net increase (decrease) in contract owners’ equity resulting from operations		2,579		-		28,895		-		(2,868)		-		418		-

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		-		-		-		-		-		-

Transfers between subaccounts, net		30,532		-		1,627,563		-		1,557,805		-		418,300		-

Redemptions (notes 2, 3, and 4)		-		-		(6,935)		-		(169)		-		(5,626)		-

Adjustments to maintain reserves		(2)		-		3,102		-		677		-		-		-

Net equity transactions		30,530		-		1,623,730		-		1,558,313		-		412,674		-

Net change in contract owners’ equity		33,109		-		1,652,625		-		1,555,445		-		413,092		-

Contract owners’ equity at beginning of period		-		-		-		-		-		-		-		-

Contract owners’ equity at end of period		$33,109		-		1,652,625		-		1,555,445		-		413,092		-

CHANGE IN UNITS:

Beginning units		-		-		-		-		-		-		-		-

Units purchased		4,170		-		131,726		-		152,390		-		34,972		-

Units redeemed		(1,888)		-		(581)		-		(16)		-		(468)		-

Ending units		2,282		-		131,145		-		152,374		-		34,504		-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	NNASD2				NVAMV1				NVAMVX				NVCBD1
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(1,725)		-		(3,318)		1,619		276		1,343		7,144		7,187

Realized gain (loss) on investments		330		-		(2,859)		(2,411)		(371)		(613)		(2,524)		(1,280)

Change in unrealized gain (loss) on investments		10,060		-		32,641		34,971		23,747		16,330		15,849		(6,293)

Reinvested capital gains		1,046		-		68,288		42,776		37,716		21,455		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		9,711		-		94,752		76,955		61,368		38,515		20,469		(386)

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		165		10		-		-		-		-

Transfers between subaccounts, net		1,408,629		-		-		(8,721)		232,251		-		170		270

Redemptions (notes 2, 3, and 4)		(44,423)		-		(92,494)		(38,766)		(9,891)		(11,601)		(51,814)		(13,887)

Adjustments to maintain reserves		5,120		-		(140)		64		8		(4)		9		(3)

Net equity transactions		1,369,326		-		(92,469)		(47,413)		222,368		(11,605)		(51,635)		(13,620)

Net change in contract owners’ equity		1,379,037		-		2,283		29,542		283,736		26,910		(31,166)		(14,006)

Contract owners’ equity at beginning of period		-		-		614,447		584,905		309,856		282,946		399,831		413,837

Contract owners’ equity at end of period		$1,379,037		-		616,730		614,447		593,592		309,856		368,665		399,831

CHANGE IN UNITS:

Beginning units		-		-		12,875		13,927		16,583		17,233		32,932		34,050

Units purchased		113,747		-		-		-		11,031		-		14		218

Units redeemed		(3,565)		-		(1,821)		(1,052)		(484)		(650)		(4,119)		(1,336)

Ending units		110,182		-		11,054		12,875		27,130		16,583		28,827		32,932

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	NVMIVX				NVMLG1				NVMMG1				NVMMV2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(4,984)		12,072		44,553		(11,743)		(6,440)		(7,472)		(893)		(757)

Realized gain (loss) on investments		22,261		10,414		98,590		(964)		11,167		(2,049)		(1,009)		(1,162)

Change in unrealized gain (loss) on investments		137,237		(12,938)		(150,039)		248,476		7,449		86,617		(9,647)		9,918

Reinvested capital gains		-		-		249,083		127,936		4,154		-		12,855		2,917

Net increase (decrease) in contract owners’ equity resulting from operations		154,514		9,548		242,187		363,705		16,330		77,096		1,306		10,916

Equity transactions:

Purchase payments received from contract owners (note 4)		2,704		1		36,053		8		1		24		-		3

Transfers between subaccounts, net		1,689,846		(54,213)		(363,082)		93,960		(107,441)		969		-		-

Redemptions (notes 2, 3, and 4)		(2,967)		(8,514)		(142,886)		(18,598)		(42,351)		(26,620)		(3,964)		(5,884)

Adjustments to maintain reserves		11		(4)		11		(5)		13		(7)		5		(3)

Net equity transactions		1,689,594		(62,730)		(469,904)		75,365		(149,778)		(25,634)		(3,959)		(5,884)

Net change in contract owners’ equity		1,844,108		(53,182)		(227,717)		439,070		(133,448)		51,462		(2,653)		5,032

Contract owners’ equity at beginning of period		257,071		310,253		1,927,021		1,487,951		533,250		481,788		164,292		159,260

Contract owners’ equity at end of period		$2,101,179		257,071		1,699,304		1,927,021		399,802		533,250		161,639		164,292

CHANGE IN UNITS:

Beginning units		18,450		22,917		20,695		19,851		11,286		11,907		3,746		3,882

Units purchased		98,388		-		435		1,090		38		48		-		-

Units redeemed		(3,661)		(4,467)		(4,915)		(246)		(3,218)		(669)		(90)		(136)

Ending units		113,177		18,450		16,215		20,695		8,106		11,286		3,656		3,746

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	NVNMO1				NVOLG1				NVRE1				SAM
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(2,326)		(2,302)		(40,886)		(23,235)		294		1,716		85,708		75,006

Realized gain (loss) on investments		(1,275)		(289)		496,994		373,063		891		694		-		-

Change in unrealized gain (loss) on investments		(1,518)		(34,146)		538,538		1,021,603		(4,077)		(2,573)		-		-

Reinvested capital gains		29,793		76,530		-		-		1,645		-		3		-

Net increase (decrease) in contract owners’ equity resulting from operations		24,674		39,793		994,646		1,371,431		(1,247)		(163)		85,711		75,006

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		57,882		64		-		14		415,185		996,285

Transfers between subaccounts, net		-		-		1,652		(45,989)		2,240		103,107		196,550		1,160,848

Redemptions (notes 2, 3, and 4)		(1,212)		(1,003)		(1,452,573)		(946,313)		(7,597)		(1,032)		(870,330)		(223,548)

Adjustments to maintain reserves		7		(3)		(1,217)		444		8		(3)		(289)		262

Net equity transactions		(1,205)		(1,006)		(1,394,256)		(991,794)		(5,349)		102,086		(258,884)		1,933,847

Net change in contract owners’ equity		23,469		38,787		(399,610)		379,637		(6,596)		101,923		(173,173)		2,008,853

Contract owners’ equity at beginning of period		240,515		201,728		7,211,745		6,832,108		145,171		43,248		3,585,644		1,576,791

Contract owners’ equity at end of period		$263,984		240,515		6,812,135		7,211,745		138,575		145,171		3,412,471		3,585,644

CHANGE IN UNITS:

Beginning units		4,013		4,029		106,900		122,549		3,426		1,114		300,457		136,543

Units purchased		-		-		1,429		80		54		2,401		56,506		188,461

Units redeemed		(18)		(16)		(20,887)		(15,729)		(181)		(89)		(77,729)		(24,547)

Ending units		3,995		4,013		87,442		106,900		3,299		3,426		279,234		300,457

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	SCF				SCGF				SCVF				TRF
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(4,592)		(15,382)		(5,478)		(2,139)		(822)		(3,138)		(6,593)		(6,391)

Realized gain (loss) on investments		8,913		8,342		1,700		4,624		(7,133)		(1,619)		(22,393)		13,196

Change in unrealized gain (loss) on investments		9,549		92,987		51,587		23,717		(15,288)		22,237		94,365		99,037

Reinvested capital gains		78,207		31,804		9,098		-		25,062		3,934		88,740		47,949

Net increase (decrease) in contract owners’ equity resulting from operations		92,077		117,751		56,907		26,202		1,819		21,414		154,119		153,791

Equity transactions:

Purchase payments received from contract owners (note 4)		23,326		28		-		5		155		7		-		1

Transfers between subaccounts, net		57,248		(1,148)		932,020		(22,471)		25,765		(22,006)		(29,746)		(104,008)

Redemptions (notes 2, 3, and 4)		(33,413)		(97,758)		(3,057)		(4,535)		(60,761)		(10,406)		(150,683)		(155,621)

Adjustments to maintain reserves		(1,432)		1,040		9		(3)		(138)		75		10		(5)

Net equity transactions		45,729		(97,838)		928,972		(27,004)		(34,979)		(32,330)		(180,419)		(259,633)

Net change in contract owners’ equity		137,806		19,913		985,879		(802)		(33,160)		(10,916)		(26,300)		(105,842)

Contract owners’ equity at beginning of period		1,067,035		1,047,122		136,871		137,673		419,580		430,496		1,099,585		1,205,427

Contract owners’ equity at end of period		$1,204,841		1,067,035		1,122,750		136,871		386,420		419,580		1,073,285		1,099,585

CHANGE IN UNITS:

Beginning units		10,438		11,415		5,798		6,966		7,276		7,837		17,609		21,620

Units purchased		773		2		35,808		-		999		-		33		22

Units redeemed		(370)		(979)		(127)		(1,168)		(1,620)		(561)		(2,670)		(4,033)

Ending units		10,841		10,438		41,479		5,798		6,655		7,276		14,972		17,609

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	AMCG				AMSRS				AMTB				TRHS2
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$(4,091)		(3,965)		(16,006)		(14,019)		104,431		108,176		(3,094)		(3,903)

Realized gain (loss) on investments		14,152		1,956		45,346		72,124		(23,582)		(6,334)		(6,784)		666

Change in unrealized gain (loss) on investments		(32,375)		39,931		31,269		127,689		33,716		7,005		22,990		(19,827)

Reinvested capital gains		34,237		15,105		66,128		56,761		-		-		6,600		23,212

Net increase (decrease) in contract owners’ equity resulting from operations		11,923		53,027		126,737		242,555		114,565		108,847		19,712		148

Equity transactions:

Purchase payments received from contract owners (note 4)		1		1		-		2		660		-		-		2

Transfers between subaccounts, net		(36,312)		(4,428)		(128)		(15,813)		114,022		303,699		(59,856)		413

Redemptions (notes 2, 3, and 4)		(4,667)		(2,842)		(103,587)		(185,957)		(268,366)		(22,488)		(26,164)		(3,723)

Adjustments to maintain reserves		11		(7)		12		(6)		(813)		219		5		(2)

Net equity transactions		(40,967)		(7,276)		(103,703)		(201,774)		(154,497)		281,430		(86,015)		(3,310)

Net change in contract owners’ equity		(29,044)		45,751		23,034		40,781		(39,932)		390,277		(66,303)		(3,162)

Contract owners’ equity at beginning of period		289,716		243,965		1,072,025		1,031,244		2,743,850		2,353,573		247,078		250,240

Contract owners’ equity at end of period		$260,672		289,716		1,095,059		1,072,025		2,703,918		2,743,850		180,775		247,078

CHANGE IN UNITS:

Beginning units		12,849		13,223		20,635		24,616		195,815		175,592		4,581		4,637

Units purchased		-		-		2		-		24,419		24,530		967		13

Units redeemed		(1,724)		(374)		(1,833)		(3,981)		(34,995)		(4,307)		(2,661)		(69)

Ending units		11,125		12,849		18,804		20,635		185,239		195,815		2,887		4,581

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2025 AND DECEMBER 31, 2024

	$		$		$		$		$		$		$		$
	VWBF				VWEM				VWHA				VWHAS
	2025		2024		2025		2024		2025		2024		2025		2024

Investment activity*:

Net investment income (loss)		$4,120		5,702		(543)		221		947		1,016		270		286

Realized gain (loss) on investments		(3,032)		(541)		26,323		919		(612)		(960)		473		127

Change in unrealized gain (loss) on investments		14,483		(3,908)		(3,775)		(857)		28,399		(3,620)		8,276		(1,815)

Reinvested capital gains		-		-		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		15,571		1,253		22,005		283		28,734		(3,564)		9,019		(1,402)

Equity transactions:

Purchase payments received from contract owners (note 4)		-		1		-		-		-		-		-		-

Transfers between subaccounts, net		-		-		(96,219)		(3,410)		-		-		(1,136)		742

Redemptions (notes 2, 3, and 4)		(18,433)		(1,471)		(15,723)		(2,549)		(13,406)		(10,016)		(3,435)		(1,120)

Adjustments to maintain reserves		13		(4)		10		(4)		9		(3)		6		(4)

Net equity transactions		(18,420)		(1,474)		(111,932)		(5,963)		(13,397)		(10,019)		(4,565)		(382)

Net change in contract owners’ equity		(2,849)		(221)		(89,927)		(5,680)		15,337		(13,583)		4,454		(1,784)

Contract owners’ equity at beginning of period		98,230		98,451		89,927		95,607		89,880		103,463		29,389		31,173

Contract owners’ equity at end of period		$95,381		98,230		-		89,927		105,217		89,880		33,843		29,389

CHANGE IN UNITS:

Beginning units		5,256		5,335		3,658		3,878		3,696		4,074		3,862		3,912

Units purchased		-		-		-		-		-		-		-		115

Units redeemed		(886)		(79)		(3,658)		(220)		(479)		(378)		(548)		(165)

Ending units		4,370		5,256		-		3,658		3,217		3,696		3,314		3,862

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2025, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(1)	Background and Summary of Significant Accounting Policies

(a)	Organization and Nature of Operations

The Nationwide VA Separate Account-B (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on March 6, 1991. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b)	The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)*

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)*

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager 50% Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)*

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)*

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)*

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)*

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)*

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)*

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)*

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Digital Evolution Strategy Fund: Class II (NDES2)

Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Worldwide Fund: Class I (NFDIW1)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II (NJMIM2)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II (NLCG2)

Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)*

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

*	At December 31, 2025, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2025 and for each of the years in the two-year period ended December 31, 2025. For the subaccounts listed below with inception dates in 2025, the financial statements are as of December 31, 2025 and for the period from the inception date to December 31, 2025. For the subaccounts listed below with inception dates in 2024, the prior year financial statements reflect the period from inception date to December 31, 2024.

	Inception Date	Liquidation Date

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)	4/26/2024

Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)	4/26/2024

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)	4/26/2024

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)	4/26/2024

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Digital Evolution Strategy Fund: Class II (NDES2)	7/7/2025

Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Worldwide Fund: Class I (NFDIW1)	11/14/2025

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II (NJMIM2)	11/14/2025

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II (NLCG2)	11/14/2025

Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II (NNASD2)	11/14/2025

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)		10/24/2025

The following underlying mutual fund mergers occurred. The subaccounts associated with the acquired underlying mutual funds are no longer available as of December 31, 2025.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)	10/24/2025

For the one-year period ended December 31, 2025, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date

FAMP	Fidelity Variable Insurance Products Fund - VIP Asset Manager 50% Portfolio: Initial Class	Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class	5/1/2025

MSBF	Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I	6/26/2025

NVCBD1	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I	1/27/2025

NVMIVX	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X	1/31/2025

NVNSR1	Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	6/18/2025

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

TRF	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I	9/22/2025

AMSRS	Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares	7/28/2025

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2025 of such funds. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Segment Disclosures

The subaccounts have acted as single reportable segments and the public entity’s chief operating decision maker (“CODM”) is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

(i) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(2)	Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. The maximum variable account charge for contracts offered through the Separate Account is 1.45%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.45% of the daily value of the allocations to the underlying fund options

(3)	Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4)	Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2025 and 2024, total transfers to the Separate Account from the fixed account were $0 and $0, respectively, and total transfers from the Separate Account to the fixed account were $1,142 and $0, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5)	Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Separate Account’s view of market assumptions in the absence of observable market information. The Separate Account uses valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs. In determining fair value, the Separate Account generally uses the market approach as its valuation technique.

The Separate Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest-priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes assets and liabilities held at fair value as follows:

*

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

*

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

*

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

The Company reviews its fair value hierarchy classifications for assets and liabilities. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 are as follows:

	$		$
Subaccount Abbreviation*	Purchases of Investments		Sales of Investments
SVDF		$375		$29,387
SVOF		157,151		1,631,510
DGI		57,262		103,692
DSIF		376,787		6,511,634
DSRG		36,622		26,954
DVSCS		239,398		1,191,382
FQB		7,323		60,106
FAMP		55,724		143,025
FEIP		1,515,783		572,081
FGP		400,741		413,217
FHIP		99,435		106,085
FIGBS		467,748		532,883
FOP		205,422		1,900,677
FVSS		111,324		1,382,804
IVCPBI		148,349		63,866
IVKEI1		23,502		69,888
OVAG		864,689		36,968
OVGS		308,006		2,115,475
JACAS		77,778		459,080
JAGTS		97,389		385,771
JAIGS		25,848		82,789
LACB2		16,314		65,721
LACDV2		148		248,693
LACI2		29,092		53,626
LACIPS		324,959		2,104,970
LACU2		9,187		141,895
LJPMVS		23,539		95,478
EIF2		36,973		34,346
GBF		46,495		40,368
GEM		155,490		186,436
GIG		273,940		94,239
GVDMA		1,033		45,229
GVDMC		89		83,076
GVEX1		5,817,507		410,999
GVIDA		257		45,429
GVIDC		-		51,753
GVIDM		-		112,754
MCIF		306,597		801,751
MSBF		178,709		169,896
NDES2		57,289		25,421
NFDIW1		1,630,780		9,935
NJMIM2		1,567,310		2,912
NLCG2		418,267		5,979
NNASD2		1,410,611		47,078
NVAMV1		73,971		101,331

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

	$		$
NVAMVX		275,823		15,470
NVCBD1		13,067		57,566
NVMIVX		1,759,666		75,068
NVMLG1		475,648		651,927
NVMMG1		4,783		156,861
NVMMV2		14,307		6,309
NVNMO1		31,050		4,796
NVOLG1		156,794		1,590,718
NVRE1		5,830		9,248
SAM		800,640		973,524
SCF		171,833		51,057
SCGF		940,669		8,085
SCVF		87,990		98,591
TRF		100,369		198,652
AMCG		34,237		45,070
AMSRS		66,128		119,720
AMTB		698,085		747,338
TRHS2		66,809		149,323
VWBF		5,574		19,886
VWEM		629		113,114
VWHA		2,352		14,811
VWHAS		716		5,018

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

(6)	Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2025, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2025. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

SVDF
2025	1.45%	612	$87.46	$53,567	0.00%	3.86%
2024	1.45%	958	84.21	80,697	0.00%	16.41%
2023	1.45%	401	72.34	29,017	0.00%	18.41%
2022	1.45%	981	61.09	59,871	0.00%	-38.75%
2021	1.45%	1,358	99.74	135,452	0.00%	-6.42%

SVOF
2024	1.45%	14,385	108.95	1,567,284	0.05%	13.37%
2023	1.45%	15,297	96.10	1,470,121	0.00%	24.67%
2022	1.45%	15,828	77.09	1,220,129	0.00%	-21.95%
2021	1.45%	17,254	98.77	1,704,191	0.04%	22.97%

DGI
2025	1.45%	4,164	73.60	306,433	0.43%	15.14%
2024	1.45%	5,106	63.92	326,362	0.54%	20.94%
2023	1.45%	4,830	52.85	255,306	0.67%	24.85%
2022	1.45%	4,664	42.33	197,437	0.77%	-16.05%
2021	1.45%	6,576	50.43	331,600	0.47%	23.81%

DSIF
2024	1.45%	59,499	95.55	5,684,867	1.16%	22.84%
2023	1.45%	64,931	77.78	5,050,214	1.41%	24.11%
2022	1.45%	71,301	62.67	4,468,315	1.28%	-19.50%
2021	1.45%	106,570	77.85	8,296,454	1.14%	26.55%

DSRG
2025	1.45%	3,780	77.16	291,704	0.25%	14.29%
2024	1.45%	3,898	67.52	263,171	0.55%	23.07%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2023	1.45%	4,216	54.86	231,297	0.72%	22.03%
2022	1.45%	4,216	44.96	189,532	0.52%	-23.99%
2021	1.45%	4,235	59.14	250,473	0.73%	25.16%

DVSCS
2025	1.45%	5,571	48.77	271,686	1.61%	3.83%
2024	1.45%	27,936	46.97	1,312,160	1.12%	6.38%
2023	1.45%	28,957	44.15	1,278,518	0.61%	13.72%
2022	1.45%	6,454	38.83	250,582	0.92%	-17.86%
2021	1.45%	6,513	47.27	307,841	0.67%	24.32%

FQB
2025	1.45%	10,039	17.56	176,293	3.51%	5.53%
2024	1.45%	13,321	16.64	221,662	3.03%	2.37%
2023	1.45%	15,159	16.25	246,398	2.65%	4.60%
2022	1.45%	16,038	15.54	249,219	2.64%	-10.59%
2021	1.45%	17,629	17.38	306,385	2.63%	-2.83%

FAMP
2025	1.45%	18,716	42.31	791,926	2.49%	13.32%
2024	1.45%	22,110	37.34	825,595	2.34%	6.92%
2023	1.45%	27,273	34.92	952,494	2.25%	11.31%
2022	1.45%	30,961	31.38	971,433	1.92%	-16.17%
2021	1.45%	36,965	37.43	1,383,526	1.48%	8.33%

FEIP
2025	1.45%	51,986	71.57	3,720,814	2.32%	17.30%
2024	1.45%	41,767	61.02	2,548,612	1.69%	13.67%
2023	1.45%	51,564	53.68	2,768,081	1.31%	9.05%
2022	1.45%	88,126	49.23	4,338,253	2.59%	-6.33%
2021	1.45%	62,602	52.56	3,290,170	1.89%	23.08%

FGP
2025	1.45%	20,397	135.94	2,772,772	0.28%	13.23%
2024	1.45%	22,928	120.05	2,752,558	0.00%	28.49%
2023	1.45%	28,009	93.43	2,616,910	0.13%	34.27%
2022	1.45%	30,216	69.59	2,102,608	0.62%	-25.55%
2021	1.45%	33,438	93.47	3,125,359	0.00%	21.43%

FHIP
2025	1.45%	33,066	26.36	871,599	6.33%	8.76%
2024	1.45%	34,988	24.24	847,963	5.61%	7.38%
2023	1.45%	40,335	22.57	910,339	2.52%	8.88%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2022	1.45%	115,587	20.73	2,395,967	5.30%	-12.66%
2021	1.45%	136,415	23.73	3,237,494	5.70%	2.90%

FIGBS
2025	1.45%	178,431	15.45	2,756,789	3.47%	5.59%
2024	1.45%	186,350	14.63	2,726,752	3.53%	0.14%
2023	1.45%	185,106	14.61	2,704,698	2.82%	4.59%
2022	1.45%	160,613	13.97	2,243,901	4.38%	-14.28%
2021	1.45%	67,709	16.30	1,103,620	1.92%	-2.16%

FOP
2025	1.45%	18,151	37.53	681,124	0.65%	18.65%
2024	1.45%	65,001	31.63	2,055,903	1.58%	3.52%
2023	1.45%	71,155	30.55	2,174,006	1.39%	18.76%
2022	1.45%	47,606	25.73	1,224,677	1.93%	-25.58%
2021	1.45%	23,661	34.57	817,906	0.53%	17.96%

FVSS
2025	1.45%	1,627	50.52	82,204	0.08%	6.35%
2024	1.45%	28,033	47.51	1,331,780	0.91%	7.68%
2023	1.45%	29,170	44.12	1,286,996	4.01%	19.03%
2022	1.45%	3,328	37.07	123,360	1.07%	-8.54%
2021	1.45%	3,224	40.53	130,620	1.56%	31.55%

IVCPBI
2025	1.45%	48,803	10.57	515,824	4.58%	5.54%
2024	1.45%	41,988	10.01	420,502	3.51%	1.56%
2023	1.45%	42,026	9.86	414,430	2.42%	4.60%
2022	1.45%	53,281	9.43	502,290	0.44%	-5.73%	*****

IVKEI1
2025	1.45%	24,804	11.82	293,128	2.10%	11.17%
2024	1.45%	30,662	10.63	325,949	1.78%	6.30%	*****

OVAG
2025	1.45%	37,692	22.55	849,923	0.00%	3.27%
2024	1.45%	4,637	21.84	101,241	0.00%	22.42%
2023	1.45%	4,808	17.84	85,764	0.00%	11.52%
2022	1.45%	4,367	15.99	69,847	0.00%	-31.98%
2021	1.45%	4,333	23.51	101,890	0.00%	17.37%

OVGS
2024	1.45%	18,241	104.09	1,898,619	0.00%	14.38%
2023	1.45%	19,530	91.00	1,777,279	0.22%	32.79%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2022	1.45%	20,868	68.53	1,430,159	0.00%	-32.75%
2021	1.45%	23,829	101.91	2,428,628	0.00%	13.82%

JACAS
2024	1.45%	7,248	51.19	371,031	0.01%	26.27%
2023	1.45%	8,016	40.54	324,965	0.13%	37.64%
2022	1.45%	7,503	29.45	220,996	0.05%	-34.69%
2021	1.45%	7,763	45.10	350,143	0.00%	20.82%

JAGTS
2025	1.45%	3,817	46.83	178,737	0.00%	23.03%
2024	1.45%	11,241	38.06	427,830	0.00%	29.84%
2023	1.45%	6,878	29.31	201,636	0.00%	52.05%
2022	1.45%	7,811	19.28	150,594	0.00%	-38.04%
2021	1.45%	8,458	31.11	263,161	0.11%	16.04%

JAIGS
2024	1.45%	2,631	17.17	45,172	1.30%	4.04%
2023	1.45%	2,669	16.50	44,044	1.41%	8.99%
2022	1.45%	3,160	15.14	47,838	1.65%	-10.16%
2021	1.45%	3,647	16.86	61,472	1.03%	11.65%

LACB2
2025	1.45%	77,460	11.63	901,113	1.87%	8.03%
2024	1.45%	82,319	10.77	886,478	1.49%	7.69%	*****

LACDV2
2024	1.45%	21,335	10.55	225,140	0.94%	5.53%	*****

LACI2
2025	1.45%	17,051	11.34	193,413	1.20%	14.30%
2024	1.45%	19,289	9.92	191,410	0.60%	-0.77%	*****

LACIPS
2024	1.45%	163,908	10.23	1,676,384	3.41%	2.28%	*****

LACU2
2024	1.45%	10,908	11.82	128,973	0.00%	18.24%	*****

LJPMVS
2025	1.45%	7,801	12.81	99,919	0.85%	3.20%
2024	1.45%	15,034	12.41	186,599	1.16%	12.62%
2023	1.45%	17,617	11.02	194,163	1.93%	10.21%	*****

MSEM
2023	1.45%	235	26.80	6,309	8.60%	10.22%
2022	1.45%	235	24.31	5,714	7.52%	-19.91%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2021	1.45%	235	30.36	7,135	5.11%	-3.44%

EIF2
2025	1.45%	15,385	40.96	630,179	1.36%	19.35%
2024	1.45%	15,941	34.32	547,103	1.38%	7.97%
2023	1.45%	20,501	31.79	651,653	1.75%	10.15%
2022	1.45%	16,470	28.86	475,278	1.15%	-5.68%
2021	1.45%	21,005	30.59	642,624	1.08%	18.26%

GBF
2025	1.45%	19,985	18.03	360,353	3.86%	5.45%
2024	1.45%	20,100	17.10	343,689	3.36%	-0.45%
2023	1.45%	19,902	17.18	341,824	2.69%	3.19%
2022	1.45%	21,864	16.65	363,932	1.69%	-13.82%
2021	1.45%	31,320	19.31	604,914	1.55%	-3.50%

GEM
2025	1.45%	28,809	27.43	790,332	0.65%	34.18%
2024	1.45%	29,968	20.45	612,728	1.32%	4.73%
2023	1.45%	29,351	19.52	572,988	1.72%	2.66%
2022	1.45%	28,368	19.02	539,464	0.91%	-25.84%
2021	1.45%	6,256	25.64	160,412	0.90%	-8.62%

GIG
2025	1.45%	10,318	28.65	295,582	0.96%	37.27%
2024	1.45%	3,866	20.87	80,679	2.50%	9.68%
2023	1.45%	4,307	19.03	81,951	2.66%	19.94%
2022	1.45%	6,916	15.86	109,708	1.88%	-15.37%
2021	1.45%	50,083	18.74	938,706	2.06%	11.03%

GVDMA
2025	1.45%	3,318	35.35	117,296	0.00%	15.68%
2024	1.45%	4,701	30.56	143,658	0.00%	9.59%
2023	1.45%	6,864	27.89	191,414	0.00%	16.22%
2022	1.45%	7,227	24.00	173,413	0.00%	-19.46%
2021	1.45%	7,683	29.79	228,909	0.15%	11.98%

GVDMC
2025	1.45%	21,485	22.06	473,977	0.00%	10.06%
2024	1.45%	25,288	20.04	506,865	0.00%	4.54%
2023	1.45%	26,938	19.17	516,487	0.00%	9.64%
2022	1.45%	53,735	17.49	939,723	0.00%	-15.63%
2021	1.45%	54,678	20.73	1,133,351	0.21%	5.16%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****

GVEX1
2025	1.45%	293,400	23.93	7,019,799	2.57%	15.90%
2024	1.45%	65,097	20.64	1,343,850	0.94%	22.94%
2023	1.45%	72,388	16.79	1,215,477	0.80%	24.14%
2022	1.45%	144,798	13.53	1,958,572	6.06%	-19.50%
2021	1.45%	4,264	16.80	71,645	2.36%	26.51%

GVIDA
2025	1.45%	431	39.67	17,118	0.00%	17.53%
2024	1.45%	1,768	33.75	59,684	0.00%	10.99%
2023	1.45%	1,827	30.41	55,559	0.00%	17.66%
2022	1.45%	1,885	25.85	48,723	0.00%	-20.06%
2021	1.45%	1,954	32.33	63,182	0.13%	13.83%

GVIDC
2025	1.45%	6,041	16.54	99,907	0.00%	7.32%
2024	1.45%	9,067	15.41	139,736	0.00%	2.31%
2023	1.45%	6,230	15.06	93,851	0.00%	6.47%
2022	1.45%	6,589	14.15	93,216	0.00%	-13.46%
2021	1.45%	6,720	16.35	109,877	0.23%	1.26%

GVIDM
2025	1.45%	46,784	28.19	1,319,001	0.00%	12.76%
2024	1.45%	50,403	25.00	1,260,184	0.00%	7.43%
2023	1.45%	52,290	23.27	1,216,968	0.00%	13.06%
2022	1.45%	54,424	20.58	1,120,289	0.00%	-17.76%
2021	1.45%	55,645	25.03	1,392,808	0.19%	8.71%

MCIF
2025	1.45%	32,581	59.16	1,927,344	1.09%	5.50%
2024	1.45%	43,603	56.07	2,444,896	1.03%	11.84%
2023	1.45%	47,617	50.14	2,387,326	1.29%	14.38%
2022	1.45%	48,030	43.83	2,105,304	1.11%	-14.65%
2021	1.45%	55,191	51.36	2,834,486	1.23%	22.46%

MSBF
2025	1.45%	15,778	24.65	388,924	3.64%	6.00%
2024	1.45%	15,743	23.25	366,087	6.27%	8.73%
2023	1.45%	18,079	21.39	386,635	5.56%	7.13%
2022	1.45%	21,702	19.96	433,248	1.74%	-3.71%
2021	1.45%	89,791	20.73	1,861,577	5.38%	3.71%

NDES2

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2025	1.45%	2,282	14.51	33,109	0.00%	45.06%	*****

NFDIW1
2025	1.45%	131,145	12.58	1,649,527	0.05%	25.78%	*****

NJMIM2
2025	1.45%	152,374	10.20	1,554,775	0.57%	2.04%	*****

NLCG2
2025	1.45%	34,504	11.97	413,092	0.00%	19.72%	*****

NNASD2
2025	1.45%	110,182	12.47	1,373,923	0.07%	24.70%	*****

NVAMV1
2025	1.45%	11,054	55.77	616,510	0.91%	16.91%
2024	1.45%	12,875	47.71	614,195	1.73%	13.63%
2023	1.45%	13,927	41.98	584,669	1.74%	7.27%
2022	1.45%	14,708	39.14	575,666	1.11%	-2.56%
2021	1.45%	18,583	40.17	746,351	1.26%	32.58%

NVAMVX
2025	1.45%	27,130	21.88	593,592	1.54%	17.09%
2024	1.45%	16,583	18.69	309,856	1.91%	13.80%
2023	1.45%	17,233	16.42	282,946	1.87%	7.42%
2022	1.45%	15,445	15.29	236,077	1.40%	-2.45%
2021	1.45%	15,902	15.67	249,172	1.35%	32.76%

NVCBD1
2025	1.45%	28,827	12.79	368,665	3.27%	5.34%
2024	1.45%	32,932	12.14	399,831	3.24%	-0.10%
2023	1.45%	34,050	12.15	413,837	3.11%	3.66%
2022	1.45%	35,535	11.72	416,617	2.01%	-15.93%
2021	1.45%	45,404	13.95	633,166	1.07%	-2.46%

NVMIVX
2025	1.45%	113,177	18.57	2,101,179	0.78%	33.25%
2024	1.45%	18,450	13.93	257,071	5.71%	2.92%
2023	1.45%	22,917	13.54	310,253	2.88%	14.00%
2022	1.45%	19,629	11.88	233,106	3.51%	-7.23%
2021	1.45%	22,252	12.80	284,840	3.32%	8.98%

NVMLG1
2025	1.45%	16,215	104.80	1,699,304	3.82%	12.55%
2024	1.45%	20,695	93.11	1,927,021	0.78%	24.22%
2023	1.45%	19,851	74.96	1,487,951	3.35%	33.40%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2022	1.45%	5,658	56.19	317,914	5.32%	-13.76%
2021	1.45%	5,674	65.15	369,663	0.00%	38.41%

NVMMG1
2025	1.45%	8,106	49.32	399,802	0.00%	4.38%
2024	1.45%	11,286	47.25	533,250	0.00%	16.77%
2023	1.45%	11,907	40.46	481,788	0.00%	18.84%
2022	1.45%	12,058	34.05	410,571	0.00%	-38.51%
2021	1.45%	12,387	55.38	685,967	0.09%	-6.09%

NVMMV2
2025	1.45%	3,656	44.22	161,639	0.90%	0.82%
2024	1.45%	3,746	43.86	164,292	1.01%	6.90%
2023	1.45%	3,882	41.02	159,260	1.52%	7.06%
2022	1.45%	3,971	38.32	152,162	1.20%	-4.07%
2021	1.45%	5,751	39.94	229,723	0.74%	22.22%

NVNMO1
2025	1.45%	3,995	66.08	263,984	0.51%	10.26%
2024	1.45%	4,013	59.93	240,515	0.44%	19.71%
2023	1.45%	4,029	50.06	201,728	0.53%	21.61%
2022	1.45%	4,118	41.17	169,530	0.40%	-18.26%
2021	1.45%	4,158	50.37	209,422	0.31%	24.74%

NVOLG1
2025	1.45%	87,442	77.88	6,809,623	0.87%	15.48%
2024	1.45%	106,900	67.43	7,208,727	1.15%	21.01%
2023	1.45%	122,549	55.73	6,829,187	1.39%	22.09%
2022	1.45%	141,660	45.64	6,465,860	0.87%	-23.23%
2021	1.45%	153,894	59.46	9,149,895	0.54%	28.35%

NVRE1
2025	1.45%	3,299	42.00	138,575	1.67%	-0.88%
2024	1.45%	3,426	42.37	145,171	4.52%	9.11%
2023	1.45%	1,114	38.83	43,248	0.87%	11.24%
2022	1.45%	17,788	34.91	620,969	1.50%	-29.55%
2021	1.45%	19,110	49.55	947,042	0.97%	44.62%

NVSTB2
2022	1.45%	913	9.28	8,468	1.23%	-7.03%
2021	1.45%	2,353	9.98	23,475	0.00%	-2.03%	*****

SAM
2025	1.45%	279,234	12.22	3,412,164	3.84%	2.40%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2024	1.45%	300,457	11.93	3,585,293	4.72%	3.35%
2023	1.45%	136,543	11.55	1,576,462	4.66%	3.23%
2022	1.45%	147,480	11.18	1,649,423	1.27%	-0.17%
2021	1.45%	195,790	11.20	2,193,428	0.00%	-1.45%

SCF
2025	1.45%	10,841	111.08	1,204,137	1.03%	8.75%
2024	1.45%	10,438	102.14	1,066,188	0.12%	11.44%
2023	1.45%	11,415	91.66	1,046,302	0.32%	12.34%
2022	1.45%	21,247	81.59	1,733,546	0.41%	-19.94%
2021	1.45%	24,235	101.92	2,469,824	0.00%	28.94%

SCGF
2025	1.45%	41,479	27.07	1,122,750	0.00%	14.67%
2024	1.45%	5,798	23.60	136,871	0.00%	19.44%
2023	1.45%	6,966	19.76	137,673	0.00%	15.77%
2022	1.45%	7,457	17.07	127,312	0.00%	-31.37%
2021	1.45%	8,202	24.88	204,001	0.00%	8.71%

SCVF
2025	1.45%	6,655	58.02	386,149	1.24%	0.69%
2024	1.45%	7,276	57.62	419,270	0.74%	4.98%
2023	1.45%	7,837	54.89	430,205	0.42%	15.75%
2022	1.45%	8,459	47.42	401,143	0.34%	-14.18%
2021	1.45%	8,875	55.25	490,327	0.00%	30.13%

TRF
2025	1.45%	14,972	71.69	1,073,285	0.87%	14.80%
2024	1.45%	17,609	62.44	1,099,585	0.96%	12.00%
2023	1.45%	21,620	55.75	1,205,427	1.34%	6.71%
2022	1.45%	24,297	52.25	1,269,484	0.64%	-9.77%
2021	1.45%	59,149	57.91	3,425,047	0.85%	20.12%

AMCG
2025	1.45%	11,125	23.43	260,672	0.00%	3.92%
2024	1.45%	12,849	22.55	289,716	0.00%	22.21%
2023	1.45%	13,223	18.45	243,965	0.00%	16.44%
2022	1.45%	13,477	15.84	213,539	0.00%	-29.77%
2021	1.45%	13,998	22.56	315,774	0.00%	11.35%

AMSRS
2025	1.45%	18,804	58.24	1,095,059	0.00%	12.09%
2024	1.45%	20,635	51.95	1,072,025	0.23%	24.01%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2023	1.45%	24,616	41.89	1,031,244	0.35%	25.06%
2022	1.45%	25,751	33.50	862,597	0.42%	-19.63%
2021	1.45%	31,195	41.68	1,300,270	0.38%	21.69%

AMTB
2025	1.45%	185,239	14.59	2,702,161	5.25%	4.18%
2024	1.45%	195,815	14.00	2,741,840	5.82%	4.55%
2023	1.45%	175,592	13.39	2,351,687	4.78%	4.37%
2022	1.45%	166,991	12.83	2,142,850	4.93%	-6.56%
2021	1.45%	72,021	13.73	989,045	2.98%	-0.72%

TRHS2
2025	1.45%	2,887	62.62	180,775	0.00%	16.10%
2024	1.45%	4,581	53.94	247,078	0.00%	-0.06%
2023	1.45%	4,637	53.97	250,240	0.00%	1.20%
2022	1.45%	5,094	53.33	271,658	0.00%	-13.95%
2021	1.45%	5,421	61.98	335,969	0.00%	11.19%

VWBF
2025	1.45%	4,370	21.82	95,381	5.59%	16.77%
2024	1.45%	5,256	18.69	98,230	7.23%	1.27%
2023	1.45%	5,335	18.45	98,451	4.22%	9.79%
2022	1.45%	5,992	16.81	100,715	4.51%	-8.27%
2021	1.45%	6,138	18.32	112,476	5.10%	-5.44%

VWEM
2024	1.45%	3,658	24.59	89,927	1.69%	-0.27%
2023	1.45%	3,878	24.65	95,607	3.49%	8.18%
2022	1.45%	5,108	22.79	116,394	0.32%	-25.47%
2021	1.45%	26,652	30.57	814,854	0.95%	-13.15%

VWHA
2025	1.45%	3,217	32.71	105,217	2.44%	34.50%
2024	1.45%	3,696	24.32	89,880	2.48%	-4.25%
2023	1.45%	4,074	25.40	103,463	2.77%	-4.98%
2022	1.45%	4,380	26.73	117,064	1.61%	6.83%
2021	1.45%	4,616	25.02	115,490	0.43%	17.20%

VWHAS
2025	1.45%	3,314	10.21	33,843	2.33%	34.20%
2024	1.45%	3,862	7.61	29,389	2.39%	-4.50%
2023	1.45%	3,912	7.97	31,173	2.36%	-5.23%

NATIONWIDE VA SEPARATE ACCOUNT-B

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2025

Subaccount Abbreviation*	Contract Expense Rate**	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio***	Total Return****
2022	1.45%	5,153	8.41	43,332	1.63%	6.56%
2021	1.45%	4,481	7.89	35,354	0.29%	16.96%

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

**

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

***

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

****

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

*****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2025 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2025

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2026

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2025	2024

Admitted assets
Invested assets
Bonds	$44,564	$39,396
Stocks	118	48
Mortgage loans, net of allowance	10,188	9,874
Policy loans	548	412
Derivative assets	1,091	1,098
Cash, cash equivalents and short-term investments	3,408	2,339
Securities lending collateral assets	293	162
Other invested assets	1,772	1,404

Total invested assets	$61,982	$54,733
Accrued investment income	530	463
Deferred federal income tax assets, net	228	192
Corporate-owned life insurance	1,805	1,729
Other assets	480	365
Separate account assets	12,403	8,374

Total admitted assets	$77,428	$65,856

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$55,183	$49,112
Asset valuation reserve	935	778
Funds held under coinsurance	2,285	1,944
Current federal income taxes payable	6	47
Securities lending payable	293	161
Payable for securities	2,417	1,912
Other liabilities	447	253
Accrued transfers from separate accounts	(289)	(222)
Separate account liabilities	12,403	8,374

Total liabilities	$73,680	$62,359

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$3	$3
Special surplus funds	57	32
Additional paid-in capital	5,559	5,159
Unassigned deficit	(1,871)	(1,697)

Total capital and surplus	$3,748	$3,497

Total liabilities, capital and surplus	$77,428	$65,856

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2025	2024	2023

Revenues
Premiums and annuity considerations	$12,970	$12,365	$9,571
Net investment income	2,362	2,077	1,451
Reserve adjustment on reinsurance ceded	57	(138)	(150)
Other revenues	770	714	129

Total revenues	$16,159	$15,018	$11,001

Benefits and expenses
Benefits to policyholders and beneficiaries	$6,558	$5,311	$2,992
Increase in reserves for future policy benefits and claims	4,574	5,477	5,294
Net transfers from separate accounts	3,186	2,461	1,443
Commissions	1,298	1,181	1,002
Other expenses	704	644	553

Total benefits and expenses	$16,320	$15,074	$11,284

Loss before federal income tax (benefit) expense and net realized capital losses on investments	$(161)	$(56)	$(283)
Federal income tax (benefit) expense	(23)	(9)	219

Loss before net realized capital losses on investments	$(138)	$(47)	$(502)

Net realized capital losses on investments, net of federal income tax expense (benefit) of $1, $1 and $(3) in 2025, 2024 and 2023, respectively, and excluding $(31), $(6) and $(18) of net realized capital losses transferred to the interest maintenance reserve in 2025, 2024 and 2023, respectively	(15)	(16)	(28)

Net loss	$(153)	$(63)	$(530)

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Special surplus funds	Additional paid-in capital	Unassigned deficit	Capital and surplus
Balance as of December 31, 2022	$3	$-	$4,759	$(1,519)	$3,243

Net loss	-	-	-	(530)	(530)
Change in asset valuation reserve	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	195	195
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	33	-	(196)	(163)
Change in liability for reinsurance in unauthorized companies	-	-	-	86	86
Change in net unrealized capital gains and losses, net of tax benefit of $9	-	-	-	(3)	(3)
Other, net[1]	-	-	-	501	501

Balance as of December 31, 2023	$3	$33	$4,759	$(1,563)	$3,232

Capital contributions from Nationwide Life Insurance Company	-	-	400	-	400
Net loss	-	-	-	(63)	(63)
Change in asset valuation reserve	-	-	-	(116)	(116)
Change in deferred income taxes	-	-	-	19	19
Change in nonadmitted assets	-	-	-	40	40
Change in net unrealized capital gains and losses, net of tax expense of $5	-	-	-	16	16
Other, net	-	(1)	-	(30)	(31)

Balance as of December 31, 2024	$3	$32	$5,159	$(1,697)	$3,497

Capital contributions from Nationwide Life Insurance Company	-	-	400	-	400
Net loss	-	-	-	(153)	(153)
Change in asset valuation reserve	-	-	-	(157)	(157)
Change in deferred income taxes	-	-	-	48	48
Change in nonadmitted assets	-	-	-	17	17
Change in reserve on account of change in valuation basis	-	-	-	106	106
Change in net unrealized capital gains and losses, net of tax expense of $20	-	-	-	21	21
Other, net	-	25	-	(56)	(31)

Balance as of December 31, 2025	$3	$57	$5,559	$(1,871)	$3,748

[1]

Includes the net impact on surplus related to the October 1, 2023 recapture of the intercompany life insurance reinsurance agreements with Olentangy Reinsurance, LLC and the implementation of the October 1, 2023 intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC as discussed in Note 10.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,

(in millions)	2025	2024	2023

Cash flows from operating activities:
Premiums collected, net of reinsurance	$12,341	$11,521	$9,627
Net investment income	2,300	2,032	1,385
Other revenue	1,015	902	1,579
Policy benefits and claims paid	(6,426)	(5,386)	(3,142)

Commissions, operating expenses and taxes, other than federal income tax paid	(1,984)	(1,850)	(1,548)
Net transfers to separate accounts	(3,077)	(1,176)	(1,498)
Policyholders’ dividends paid	(2)	(1)	-
Federal income taxes paid	(19)	(158)	(30)

Net cash provided by operating activities	$4,148	$5,884	$6,373

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$5,107	$3,135	$1,198
Stocks	1	-	11
Mortgage loans	1,319	746	705
Other invested assets and other	675	1,029	546

Total Investment proceeds	$7,102	$4,910	$2,460
Cost of investments acquired:
Bonds	$(9,912)	$(7,757)	$(5,195)
Stocks	(70)	-	(1)
Mortgage loans	(1,473)	(1,570)	(1,455)
Derivatives	(230)	(59)	(250)
Other invested assets and other	(496)	(265)	(383)

Total investments acquired	$(12,181)	$(9,651)	$(7,284)
Net increase in policy loans	(136)	(111)	(85)

Net cash used in investing activities	$(5,215)	$(4,852)	$(4,909)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Life Insurance Company	$400	$400	$-
Net change in deposits on deposit-type contract funds and other insurance liabilities	1,569	-	(11)
Purchase of corporate-owned life insurance	-	(650)	(500)
Other cash provided (used)	167	(71)	(581)

Net cash provided by (used in) financing activities and miscellaneous sources	$2,136	$(321)	$(1,092)

Net increase in cash, cash equivalents and short-term investments	$1,069	$711	$372
Cash, cash equivalents and short-term investments at beginning of year	2,339	1,628	1,256

Cash, cash equivalents and short-term investments at end of year	$3,408	$2,339	$1,628

Supplemental disclosure of non-cash activities:
Assets transferred in connection with pension risk transfer transactions	$1,115	$1,369	$-
Exchange of bond investment to bond investment	$644	$247	$373

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance (“COLI”) on a non-participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, independent marketing organizations and life insurance specialists. Affiliates that market products directly to a customer base include the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, nonadmitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a dormant Vermont domiciled special purpose financial insurance company.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), is an Ohio limited liability company that offers a securities-backed consumer lending product. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2025 and 2024, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

The Company has elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to the Company’s recapture of the reinsurance agreements.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net loss between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed practice is shown below:

		State of domicile	December 31,
(in millions)	SSAP #		2025	2024	2023
Net Loss
Statutory Net Loss		OH	$(153)	$(63)	$(530)
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	158	189	201
Reserves for indexed annuities	51	OH	(232)	(359)	(161)
Tax impact	101	OH	16	36	(8)

NAIC SAP			$(211)	$(197)	$(498)

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed practice is shown below:

		State of domicile	As of December 31,
(in millions)	SSAP #		2025	2024
Surplus
Statutory Capital and Surplus		OH	$3,748	$3,497
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	1,371	898
Reserves for indexed annuities	51	OH	(842)	(610)
Tax impact	101	OH	(111)	(60)

NAIC SAP			$4,166	$3,725

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

•	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

•

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

•

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

•

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

•	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

•	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

•	costs related to successful policy acquisitions are charged to operations in the year incurred;

•	negative cash balances are reported as negative assets;

•	certain income and expense items are charged or credited directly to capital and surplus;

•	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

•	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

•	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

•	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

•	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

•	Certain assets and liabilities are reported net of ceded reinsurance balances; and

•	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

•	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

•

investments in redeemable preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

•	other-than-temporary impairments on bonds, excluding asset-backed securities, are measured based on fair value and are not reversible;

•	the proportional amortized cost method is utilized to determine the liquidation value of tax credit investments;

•	the allowable earned yield method is utilized to determine the value of residual interest securitizations;

•

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

•

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

•

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

•	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

•	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Derivative Instruments

•	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

•

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

•	interest earned on derivatives is charged to net investment income; and

•	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Federal Income Taxes

•

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of adjusted capital and surplus); and

•	unrecognized tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

•

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0% and 4.5% interest. Future policy benefits on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Redeemable preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks and perpetual preferred stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Asset-backed securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in asset-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews asset-backed securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Other invested assets. Other invested assets consist primarily of alternative investments in hedge funds, private equity funds, private debt funds, tax credit funds, real estate funds and partnerships, limited liability companies and joint ventures. Except for investments in certain tax credit funds and residual interests, these investments are primarily recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Corporate-Owned Life Insurance

The following table summarizes COLI, which is held at cash surrender value, as of the dates indicated:

	December 31,

(in millions)	2025	2024
Corporate-owned life insurance:
Variable life insurance[1]	$1,805	$1,729
Total corporate-owned life insurance	$1,805	$1,729

[1]

The investments underlying the variable life insurance policies are 48% other invested assets, 33% cash and short-term investments and 19% bonds as of December 31, 2025. The investments underlying the variable life insurance policies are 63% cash and short-term investments, 22% other invested assets and 15% bonds as of December 31, 2024.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and asset-backed securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for asset-backed securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Recently Adopted Accounting Standards

Effective January 1, 2025, the Company adopted revisions to Statutory Statement of Accounting Principles (“SSAP”) No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and SSAP No. 21 – Other Admitted Assets (“SSAP No. 21”), in conformity with the NAIC’s revised guidance to develop a principles-based definition for debt securities qualifying for reporting as a bond. The adopted revisions require the assessment of securities to focus on their substance rather than legal form, updated the accounting and reporting guidance for debt securities that qualify for reporting as a bond, updated the accounting and reporting guidance for debt securities that do not qualify for reporting as a bond and updated guidance for the accounting and reporting of residual interests. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

Effective January 1, 2025, the Company adopted the revisions to SSAP No. 21 for residual interests reported as Other Invested Assets. Residual interests, previously measured under the equity method of accounting, are now measured under the Allowable Earned Yield method with any unrealized gains and losses recognized as realized as of the date of adoption. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

Effective January 1, 2025, the Company adopted the revisions to SSAP No. 93 – Investments in Tax Credit Structures and SSAP No. 94 –State and Federal Tax Credits. The revisions to SSAP No. 93 expand the scope of tax credit investments required to use the proportional amortization method and include additional annual disclosure requirements. The revisions to SSAP No. 94 require purchased tax credits to be recorded at face value with any discount deferred as other liabilities. Additional annual disclosures are also required as part of the revisions to SSAP No. 94. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Effective January 1, 2025, the Company changed its reserve valuation basis for PRT group annuities due to changes to Valuation Manual 22 - Requirements for Principle-Based Reserves for Non-Variable Annuities Requirements for Principle-Based Reserves for Non-Variable Annuities (“VM-22”). The amendment to VM-22 allows companies, with domiciliary commissioner approval, to determine statutory maximum valuation interest rates for non-jumbo contracts (initial premium less than $250 million) as if they were jumbo contracts. In December 2024, the Company received approval from the Department to use jumbo valuation interest rates for all PRT group annuity contracts issued after January 1, 2020. As a result of this change, the Company recorded a $106 million increase to statutory capital and surplus.

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $38 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. The admitted disallowed IMR in the separate accounts was immaterial as of December 31, 2025 and 2024. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2025 and 2024, the Company has $57 million and $32 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through April 8, 2026, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account non- guaranteed	Total	% of Total
December 31, 2025

Subject to discretionary withdrawal:

With market value adjustment	$33,611	$-	$33,611	89%

At book value less current surrender charge of 5% or more	1,374	-	1,374	4%

At fair value	-	267	267	1%
Total with market value adjustment or at fair value	$34,985	$267	$35,252	94%

At book value without adjustment (minimal or no charge or adjustment)	2,152	-	2,152	6%

Not subject to discretionary withdrawal	35	1	36	0%
Total, gross	$37,172	$268	$37,440	100%

Less: Reinsurance ceded	(2,910)	-	(2,910)
Total, net	$34,262	$268	$34,530
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$332	$-	$332

December 31, 2024

Subject to discretionary withdrawal:

With market value adjustment	$31,657	$-	$31,657	90%

At book value less current surrender charge of 5% or more	924	-	924	3%

At fair value	-	273	273	1%

Total with market value adjustment or at fair value	$32,581	$273	$32,854	94%

At book value without adjustment (minimal or no charge or adjustment)	2,243	-	2,243	6%

Not subject to discretionary withdrawal	34	-	34	0%

Total, gross	$34,858	$273	$35,131	100%

Less: Reinsurance ceded	(2,327)	-	(2,327)

Total, net	$32,531	$273	$32,804
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$174	$-	$174

1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2025

Subject to discretionary withdrawal:

At fair value	$-	$-	$58	$58	1%
Total with market value adjustment or at fair value	$-	$-	$58	$58	1%

At book value without adjustment (minimal or no charge or adjustment)	8	-	-	8	0%

Not subject to discretionary withdrawal	946	8,187	-	9,133	99%
Total, gross	$954	$8,187	$58	$9,199	100%
Total, net	$954	$8,187	$58	$9,199

December 31, 2024

Subject to discretionary withdrawal:

At fair value	$-	$-	$59	$59	1%

Total with market value adjustment or at fair value	$-	$-	$59	$59	1%

At book value without adjustment (minimal or no charge or adjustment)	9	-	-	9	0%

Not subject to discretionary withdrawal	764	4,988	-	5,752	99%

Total, gross	$773	$4,988	$59	$5,820	100%

Total, net	$773	$4,988	$59	$5,820

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Total	% of Total
December 31, 2025

Subject to discretionary withdrawal:

At fair value	$5	$5	0%
Total with market value adjustment or at fair value	$5	$5	0%

At book value without adjustment (minimal or no charge or adjustment)	58	58	3%

Not subject to discretionary withdrawal	2,110	2,110	97%
Total, gross	$2,173	$2,173	100%
Total, net	$2,173	$2,173

December 31, 2024

Subject to discretionary withdrawal:

At fair value	$6	$6	1%

Total with market value adjustment or at fair value	$6	$6	1%

At book value without adjustment (minimal or no charge or adjustment)	34	34	6%

Not subject to discretionary withdrawal	565	565	93%

Total, gross	$605	$605	100%

Total, net	$605	$605

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2025	2024

Life, accident and health annual statement:

Annuities, net (excluding supplemental contracts with life contingencies)	$35,207	$33,296

Supplemental contracts with life contingencies, net	9	8

Deposit-type contracts	2,173	605

Subtotal	$37,389	$33,909

Separate accounts annual statement:

Annuities, net (excluding supplemental contracts with life contingencies)	$8,513	$5,320

Subtotal	$8,513	$5,320

Total annuity actuarial reserves and deposit fund liabilities, net	$45,902	$39,229

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed

(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

December 31, 2025

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value	$-	$17	$18	$-	$-	$-

Universal life	330	327	356	-	-	-

Universal life with secondary guarantees	3,084	2,995	9,359	-	-	-

Indexed universal life with secondary guarantees	9,195	7,759	8,262	-	-	-

Other permanent cash value life insurance	-	264	369	-	-	-

Variable life	380	354	715	3,634	3,356	3,356

Subtotal	$12,989	$11,716	$19,079	$3,634	$3,356	$3,356

Not subject to discretionary withdrawal or no cash value:

Term policies without cash value	-	-	1,219	-	-	-

Disability - active lives	-	-	82	-	-	-

Disability - disabled lives	-	-	66	-	-	-

Miscellaneous reserves	-	-	207	-	-	-

Total, gross	$12,989	$11,716	$20,653	$3,634	$3,356	$3,356

Less: Reinsurance ceded	(361)	(335)	(2,895)	-	-	-

Total, net	$12,628	$11,381	$17,758	$3,634	$3,356	$3,356

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

	General account			Separate account - nonguaranteed

(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

December 31, 2024

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value	$-	$17	$18	$-	$-	$-

Universal life	338	334	359	-	-	-

Universal life with secondary guarantees	2,899	2,656	8,253	-	-	-

Indexed universal life with secondary guarantees	7,596	6,262	6,801	-	-	-

Other permanent cash value life insurance	-	212	318	-	-	-

Variable life	333	309	645	2,860	2,654	2,654

Subtotal	$11,166	$9,790	$16,394	$2,860	$2,654	$2,654

Not subject to discretionary withdrawal or no cash value:

Term policies without cash value	-	-	1,332	-	-	-

Disability - active lives	-	-	74	-	-	-

Disability - disabled lives	-	-	62	-	-	-

Miscellaneous reserves	-	-	217	-	-	-

Total, gross	$11,166	$9,790	$18,079	$2,860	$2,654	$2,654

Less: Reinsurance ceded	(386)	(352)	(2,924)	-	-	-

Total, net	$10,780	$9,438	$15,155	$2,860	$2,654	$2,654

The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,

(in millions)	2025	2024

Life, accident and health annual statement:	$17,485	$14,893

Life insurance, net

Disability - active lives, net	81	73

Disability - disabled lives, net	65	61

Miscellaneous reserves, net	127	128

Subtotal	$17,758	$15,155

Separate accounts annual statement:

Life insurance	$3,356	$2,654

Subtotal	$3,356	$2,654

Total life insurance actuarial reserves, net	$21,114	$17,809

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2025		December 31, 2024

(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)

Product / Transaction:

Pension risk transfer group annuities	$8,443	$-	$5,181	$-

Life insurance	3,635	-	2,861	-

Individual annuities	325	-	332	-

Total	$12,403	$-	$8,374	$-

Amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account have been immaterial for the last 5 years.

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total

December 31, 2025

Premiums, considerations or deposits	$3,406	$504	$3,910

Reserves

For accounts with assets at:

Fair value	$-	$3,682	$3,682

Amortized cost	8,187	-	8,187

Total reserves[1]	$8,187	$3,682	$11,869

By withdrawal characteristics:

At fair value	$-	$3,681	$3,681

Subtotal	$-	$3,681	$3,681

Not subject to discretionary withdrawal	8,187	1	8,188

Total reserves[1]	$8,187	$3,682	$11,869

1

The total reserves balance does not equal the liabilities related to separate accounts of $12.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $534 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total

December 31, 2024

Premiums, considerations or deposits	$2,484	$375	$2,859

Reserves

For accounts with assets at:	$-	$2,986	$2,986

Fair value

Amortized cost	4,988	-	4,988

Total reserves[1]	$4,988	$2,986	$7,974

By withdrawal characteristics:

At fair value	$-	$2,986	$2,986

Subtotal	$-	$2,986	$2,986

Not subject to discretionary withdrawal	4,988	-	4,988

Total reserves[1]	$4,988	$2,986	$7,974

1

The total reserves balance does not equal the liabilities related to separate accounts of $8.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $400 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,

(in millions)	2025	2024	2023

Net transfers as reported in the statutory statements of operations of the separate accounts:

Transfers to separate accounts	$3,910	$2,859	$1,671

Transfers from separate accounts	(741)	(405)	(237)

Net transfers to separate accounts	$3,169	$2,454	$1,434

Reconciling adjustments:

Exchange accounts offsetting in the general account	16	7	9

Other miscellaneous adjustments not included in the general account balance	1	-	-

Net transfers as reported in the statutory statements of operations	$3,186	$2,461	$1,443

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value

December 31, 2025

Bonds:

Issuer credit obligations:

U.S. government obligations	$2	$-	$-	$2

Non-U.S. sovereign jurisdiction securities	1,078	22	35	1,065

Municipal bonds – general obligations (direct and guaranteed)	370	4	19	355

Municipal bonds – special revenue	2,326	19	194	2,151

Project finance bonds issued by operating entities (unaffiliated)	1,947	33	95	1,885

Corporate bonds (unaffiliated)	31,080	329	1,717	29,692

Single entity backed obligations (unaffiliated)	668	9	23	654

Bank loans – issued (unaffiliated)	347	1	13	335

Other issuer credit obligations (unaffiliated)	657	9	22	644

Total issuer credit obligations	$38,475	$426	$2,118	$36,783

Asset backed-securities:

Financial – self-liquidating agency residential mortgage-backed securities – guaranteed	$38	$1	$-	$39

Agency residential mortgage-backed securities – not/partially guaranteed	228	2	2	228

Non-agency residential mortgage-backed securities (unaffiliated)	853	5	15	843

Non-agency commercial mortgage-backed securities (unaffiliated)	840	3	17	826

Non-agency – CLOs/CBOs/CDOs (unaffiliated)	2,968	9	4	2,973

Other financial – self-liquidating (unaffiliated)	402	4	-	406

Financial – not self-liquidating equity backed securities (unaffiliated)	403	1	1	403

Other financial – not self-liquidating (unaffiliated)	166	-	9	157

Other non-financial – full analysis (unaffiliated)	191	1	-	192

Total asset-backed securities	$6,089	$26	$48	$6,067

Total bonds	$44,564	$452	$2,166	$42,850

Common stocks unaffiliated	$115	$-	$-	$115

Preferred stocks unaffiliated	3	-	-	3

Total unaffiliated stocks	$118	$-	$-	$118

Total bonds and unaffiliated stocks	$44,682	$452	$2,166	$42,968

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value

December 31, 2024

Bonds:

U.S. Government	$1	$-	$-	$1

States, territories and possessions	612	2	54	560

Political subdivisions	204	-	26	178

Special revenues	1,809	6	183	1,632

Industrial and miscellaneous	31,904	136	2,582	29,458

Asset-backed securities	4,866	22	91	4,797

Total bonds	$39,396	$166	$2,936	$36,626

Common stocks unaffiliated	$45	$-	$-	$45

Preferred stocks unaffiliated	3	-	-	3

Total unaffiliated stocks	$48	$-	$-	$48

Total bonds and unaffiliated stocks	$39,444	$166	$2,936	$36,674

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2025 and 2024.

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2025. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value

Bonds:

Due in one year or less	$1,938	$1,933

Due after one year through five years	11,459	11,373

Due after five years through ten years	9,707	9,571

Due after ten years through twenty years	10,107	9,657

Due after twenty years	11,353	10,316

Total bonds	$44,564	$42,850

The following table summarizes the fair value and unrealized losses on bonds (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total

(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses

December 31, 2025

Bonds:

Issuer credit obligations	$2,648	$73	$18,735	$2,078	$21,383	$2,151

Asset-backed securities	947	2	1,003	46	1,950	48

Total bonds	$3,595	$75	$19,738	$2,124	$23,333	$2,199

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

As of December 31, 2025, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

As of December 31, 2025 and 2024, the Company had no intent to sell asset-backed securities that have been identified as having other-than-temporary impairments.

Mortgage Loans, Net of Allowance

As of December 31, 2025 and 2024, the Company had no mortgage loans with an allowance for credit losses.

As of December 31, 2025 and 2024, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2025
Apartment	$3,996	$129	$4,125	$4,125	$-	$4,125
Industrial	3,089	105	3,194	3,194	-	3,194
Office	664	310	974	955	19	974
Retail	1,588	-	1,588	1,588	-	1,588
Other	277	26	303	303	-	303
Total[1]	$9,614	$570	$10,184	$10,165	$19	$10,184
Weighted average DSC ratio	2.12	1.70	2.09	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	63%	152%	63%

December 31, 2024
Apartment	$3,834	$56	$3,890	$3,871	$19	$3,890
Industrial	2,630	80	2,710	2,710	-	2,710
Office	930	155	1,085	1,084	1	1,085
Retail	1,772	32	1,804	1,804	-	1,804
Other	299	40	339	339	-	339
Total[1]	$9,465	$363	$9,828	$9,808	$20	$9,828
Weighted average DSC ratio	2.21	1.54	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	61%	70%	61%

1	Excludes $4 million and $46 million of commercial mortgage loans that were under development as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company has a diversified mortgage loan portfolio with no more than 23.0% and 24.0%, respectively, in a geographic region in the U.S., no more than 41.0% and 40.0%, respectively, in a property type and no more than 2.0% and 1.0%, respectively, with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2025 were 6.2% and 5.2%, respectively, and for those originated or acquired during 2024 were 6.5% and 5.1%, respectively. As of December 31, 2025 and 2024, the maximum LTV ratio of any one loan at the time of loan origination was 90.0% and 89.0%, respectively. As of December 31, 2025 and 2024, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $546 million and $210 million as of December 31, 2025 and 2024, respectively. The Company held $293 million and $161 million of cash collateral on securities lending as of December 31, 2025 and 2024, respectively. The carrying value and fair value of reinvested collateral assets was $293 million and $162 million and had a contractual maturity of under 30 days as of December 31, 2025 and 2024, respectively. The fair value of bonds acquired with reinvested collateral assets was $299 million and $165 million as of December 31, 2025 and 2024, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $266 million and $54 million in non-cash collateral on securities lending as of December 31, 2025 and 2024, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

(in millions)	2025	December 31, 2024	2023
Bonds	$1,901	$1,695	$1,397
Mortgage loans	443	399	345
Policy loans	20	9	13
Derivative instruments[1]	(36)	(55)	(356)
Other	98	88	102
Gross investment income	$2,426	$2,136	$1,501
Investment expenses	(64)	(59)	(50)
Net investment income	$2,362	$2,077	$1,451

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2025 and 2024 was immaterial. Investment income due and accrued as of December 31, 2025 and 2024 that was admitted was $530 million and $463 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

(in millions)	2025	December 31, 2024	2023
Net realized capital (losses) gains on sales and maturities	$(44)	$(2)	$(18)
Net realized derivative gains (losses)	1	-	-
Other-than-temporary impairments and other	(2)	(19)	(31)
Total net realized capital losses	$(45)	$(21)	$(49)
Tax (expense) benefit on net losses	(1)	(1)	3
Net realized capital losses, net of tax	$(46)	$(22)	$(46)
Less: Net realized losses transferred to the IMR	(31)	(6)	(18)
Net realized capital losses, net of tax and transfers to the IMR	$(15)	$(16)	$(28)

For the year ended December 31, 2025, the gross realized gains and gross realized losses on sales of bonds were $10 million and $39 million, respectively. For the year ended December 31, 2024, gross realized gains and gross realized losses on sales of bonds were $7 million and $22 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $5 million and $24 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2025, 2024 and 2023.

Investment Commitments

The Company had unfunded commitments related to other invested assets totaling $380 million and $482 million as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, there was $361 million and $320 million of outstanding commitments to purchase bonds, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Restricted Assets

The following table summarizes the total nonadmitted restricted assets and total admitted restricted assets for the year ended December 31, 2025.

	Total admitted restricted assets
(in millions)	2025	2024
Collateral held under security lending agreements[1]	$293	$161
Federal Home Loan Bank capital stock	115	45
Pledged as collateral to the Federal Home Loan Bank (including assets backing funding agreements)	3,687	2,420
Pledged as collateral not captured in other categories	189	151
Assets held under modified coinsurance reinsurance agreements	1,042	935
Assets held under funds withheld reinsurance agreements	2,285	1,944
Other restricted assets	5	5
Total restricted assets	$7,616	$5,661

1	Excludes $266 million and $54 million of off-balance sheet securities as of December 31, 2025 and 2024, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps, bond forwards and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps and futures.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2025 and 2024, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

	$		$		$		$		$

(in millions)	Notional amount		Net carrying value		Fair value asset		Fair value liability		Average fair value
December 31, 2025
Options		$55,155		$1,007		$2,368		$-		$-
Cross currency swaps		3,027		(49)		142		(102)		-
Total return swaps		247		-		-		-		-
Futures		397		-		-		-		-
Interest rate swaps		667		-		-		-		-
Forwards		207		-		-		-		-
Total derivatives[1]		$59,700		$958		$2,510		$(102)		$-

December 31, 2024
Options		$52,961		$903		$1,825		$-		$-
Cross currency swaps		2,497		189		212		(9)		1
Total return swaps		470		-		-		-		-
Futures		218		-		-		-		-
Total derivatives[1]		$56,146		$1,092		$2,037		$(9)		$1

1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2025 and 2024.

The Company received $2.3 billion and $1.9 billion of cash collateral and held $311 million and $225 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2025 and 2024, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2025 and 2024. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $66 million and $9 million as of December 31, 2025 and 2024, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $12 million and $7 million as of December 31, 2025 and 2024, respectively.

During 2025, 2024, and 2023, the Company recorded unrealized gains (losses) of $(238) million, $101 million, and $(52) million, respectively, related to its cross-currency swap derivative program, which were recognized in capital and surplus. Realized gains and losses on derivative instruments were immaterial for all periods presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2025:

	$		$		$		$		$
(in millions)	Level 1		Level 2		Level 3		Net Asset Value (NAV)		Total
Assets
Bonds:
Issuer credit obligations		$-		$-		$1		$-		$1
Asset-backed securities		-		1		-		-		1
Total bonds		$-		$1		$1		-		$2
Preferred stocks unaffiliated		-		-		3		-		3
Common Stocks unaffiliated		-		115		-		-		115
Separate account assets		3,960		-		-		-		3,960
Assets at fair value		$3,960		$116		$4		$-		$4,080

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2025:

	$		$		$
(in millions)	Bonds		Preferred stocks unaffiliated		Total
Balance as of December 31, 2024		$-		$3		$3
Transfers into level 3		3		-		3
Net gains (losses):						-
In net income		(1)		-		(1)
In surplus		(1)		-		(1)
Balance as of December 31, 2025		$1		$3		$4

Transfers into and out of Level 3 during the period ended December 31, 2025 are due to changes resulting from application of the lower of amortized cost or fair value rules based on the security’s NAIC rating.

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

	$		$		$		$
(in millions)	Level 1		Level 2		Level 3		Total
Assets
Bonds		$-		$5		$-		$5
Preferred stocks unaffiliated		-		-		3		3
Common stocks unaffiliated		-		45		-		45
Separate account assets		3,193		-		-		3,193
Assets at fair value		$3,193		$50		$3		$3,246

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2024:

	$		$		$
(in millions)	Bonds		Preferred stocks unaffiliated		Total
Balance as of December 31, 2023		$-		$4		$-
Net gains (losses):						-
In surplus		$-		(1)		-
Balance as of December 31, 2024		$-		$3		$-

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in millions)	Level 1	Level 2	Level 3	NAV	Total fair value	Carrying value
December 31, 2025
Assets:
Bonds:
Issuer credit obligations	$2	$27,720	$9,059	$-	$36,781	$38,473
Asset-backed securities	-	5,149	918	-	6,067	6,089
Total bonds	$2	$32,869	$9,977	$-	$42,848	$44,562
Mortgage loans, net of allowance	-	-	9,356	-	9,356	10,188
Policy loans	-	-	548	-	548	548
Derivative assets	-	142	2,368	-	2,510	1,091
Cash, cash equivalents and short-term investments	60	3,256	92	-	3,408	3,408
Securities lending collateral assets	293	-	-	-	293	293
Other invested assets	-	134	4	31	169	165
Separate account assets	279	4,075	3,987	3	8,344	8,443
Total assets	$634	$40,476	$26,332	$34	$67,476	$68,698
Liabilities:
Investment contracts	$-	$-	$2,103	$-	$2,103	$2,092
Derivative liabilities	-	102	-	-	102	133
Total liabilities	$-	$102	$2,103	$-	$2,205	$2,225

December 31, 2024
Assets:
Bonds	$1	$28,704	$7,916	$-	$36,621	$39,391
Mortgage loans, net of allowance	-	-	8,653	-	8,653	9,874
Policy loans	-	-	412	-	412	412
Derivative assets	-	212	1,825	-	2,037	1,098
Cash, cash equivalents and short-term investments	(5)	2,344	-	-	2,339	2,339
Securities lending collateral assets	162	-	-	-	162	162
Separate account assets	580	2,815	1,603	-	4,998	5,181
Total assets	$738	$34,075	$20,409	$-	$55,222	$58,457
Liabilities:
Investment contracts	$-	$-	$504	$-	$504	$556
Derivative liabilities	-	9	-	-	9	6
Total liabilities	$-	$9	$504	$-	$513	$562

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2025
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$645	$3	$648
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$645	$3	$648
Less: Deferred tax assets nonadmitted	319	-	319
Net admitted deferred tax assets	$326	$3	$329
Less: Deferred tax liabilities	68	33	101
Net admitted deferred tax assets	$258	$(30)	$228

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$578	$14	$592
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$578	$14	$592
Less: Deferred tax assets nonadmitted	327	-	327
Net admitted deferred tax assets	$251	$14	$265
Less: Deferred tax liabilities	46	27	73
Net admitted deferred tax assets	$205	$(13)	$192

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2025	2024	Change
Adjusted gross deferred tax assets	$648	$592	$56
Total deferred tax liabilities	(101)	(73)	(28)
Net deferred tax assets	$547	$519	$28
Less: Tax effect of unrealized gains and losses			(20)
Change in deferred income tax			$48

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	$		$		$
	December 31, 2025
(in millions)	Ordinary		Capital		Total
Adjusted gross deferred tax assets expected to be realized[1]		$226		$2		$228

Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities		100		1		101
Admitted deferred tax assets		$326		$3		$329

	$		$		$
	December 31, 2024
(in millions)	Ordinary		Capital		Total
Adjusted gross deferred tax assets expected to be realized[1]		$184		$8		$192

Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities		67		6		73
Admitted deferred tax assets		$251		$14		$265

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2025 and 2024, the threshold limitation for adjusted capital and surplus was $528 million and $496 million, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3.5 billion and $3.3 billion as of December 31, 2025 and 2024, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 633% and 640% as of December 31, 2025 and 2024, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2025
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	0.00%	0.00%	0.00%

	December 31, 2024
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	5.30%	0.00%	5.30%
Net admitted adjusted gross deferred tax assets	11.83%	0.00%	11.83%

The Company’s tax planning strategies did not include the use of reinsurance for the years ended December 31, 2025 and 2024.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2025 and 2024.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2025	2024	Change
Deferred tax assets

Ordinary:
Future policy benefits and claims	$189	$178	$11
Investments	83	43	40
Deferred acquisition costs	347	296	51
Tax credit carry-forward	-	32	(32)
Other	26	29	(3)
Subtotal	$645	$578	$67
Nonadmitted	$(319)	$(327)	$8
Admitted ordinary deferred tax assets	$326	$251	$75
Capital:
Investments	$3	$14	$(11)
Subtotal	$3	$14	$(11)
Admitted capital deferred tax assets	$3	$14	$(11)
Admitted deferred tax assets	$329	$265	$64

Deferred tax liabilities
Ordinary:
Investments	$(29)	$(16)	$(13)
Future policy benefits and claims	(22)	(13)	(9)
Other	(17)	(17)	-
Subtotal	$(68)	$(46)	$(22)
Capital:
Investments	$(33)	$(27)	$(6)
Subtotal	$(33)	$(27)	$(6)
Deferred tax liabilities	$(101)	$(73)	$(28)
Net deferred tax assets	$228	$192	$36

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2025 and 2024.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to loss before tax as follows, for the years ended:

	December 31,
(in millions)	2025	2024	2023
Current income tax (benefit) expense	$(22)	$(8)	$216
Change in deferred income tax (without tax on unrealized gains and losses)	(48)	(19)	(195)
Total income tax (benefit) expense reported	$(70)	$(27)	$21

Loss before income and capital gains taxes	$(175)	$(71)	$(314)
Federal statutory tax rate	21%	21%	21%
Expected income tax benefit at statutory tax rate	$(37)	$(15)	$(66)
(Decrease) increase in actual tax reported resulting from:
Change in cash surrender value of corporate-owned life insurance	(17)	(10)	(7)
Tax adjustment for interest maintenance reserve	(7)	(1)	(4)
Initial ceding commission and expense allowance	(7)	(6)	104
Other	(2)	5	(6)
Total income tax (benefit) expense reported	$(70)	$(27)	$21

The Company incurred an immaterial amount in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial Services, Inc.
Allied Insurance Company of America	Nationwide General Insurance Company
Allied Property & Casualty Insurance Company	Nationwide GSC Holdings, Inc.
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life and Benefits Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Life Insurance Company
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Preferred Insurance Company	NBS Insurance Agency, Inc.
Harleysville Worcester Insurance Company	NFS Distributors, Inc.
Jefferson National Life Insurance Company	NSM Sales Corporation
Jefferson National Life Insurance Company of New York	Registered Investment Advisors Services, Inc.
Lone Star General Agency, Inc.	Retention Alternatives, Ltd.
National Casualty Company	Retention Alternatives Ltd. In Respect of Cell No. 1 Segregated Account
Nationwide Advantage Mortgage Company	Scottsdale Indemnity Company
Nationwide Affinity Insurance Company of America	Scottsdale Insurance Company
Nationwide Agent Risk Purchasing Group. Inc.	Scottsdale Surplus Lines Insurance Company
Nationwide Agribusiness Insurance Company	Titan Insurance Company
Nationwide Assurance Company	Titan Insurance Services, Inc.
Nationwide Cash Management Company	Veterinary Pet Insurance Company
Nationwide Corporation	Victoria Fire & Casualty Company
Nationwide Financial Assignment Company	Victoria Select Insurance Company
Nationwide Financial General Agency, Inc.	VPI Services, Inc.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The method of allocation among the companies is subject to the resolution approved by the Company’s Board of Directors. Allocation is based upon separate return or sub-group aggregated separate return calculations with the Company being reimbursed for the actual Federal income tax benefit of its net operating losses which are actually used to reduce the taxable income of other companies in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2025 and 2024.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Beginning in 2023, the controlled-group of entities of which the Company is a member, has determined that it is an Applicable Reporting Entity for purposes of the Federal corporate alternative minimum tax (“CAMT”). Applicable Reporting Entities are reporting entities that reasonably expect to be Applicable Corporations for the taxable year, either individually as an unaffiliated corporation or as a member of a tax-controlled group of corporations. An entity is an Applicable Corporation if its rolling average pre-tax adjusted financial statement income over three prior years is greater than $1 billion. Except under limited circumstances, once an entity is an Applicable Corporation, it is an Applicable Corporation in all future years.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

On July 4, 2025, the legislation commonly referred to as the One Big Beautiful Bill Act (“OBBBA”) was signed into law. The OBBBA includes various provisions that impact the timing and magnitude of certain tax deductions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework and the restoration of favorable tax treatment for certain business provisions. The OBBBA has multiple effective dates, with certain provisions effective in 2025 and others in later years. The Company has incorporated the provisions that were effective in the financial statements for the period ended December 31, 2025 and assessed that the impacts did not have a material impact on total tax. The Company will continue to assess any future impacts on the Company’s statutory financial statements and will recognize the income tax effects beginning in the period in which they are effective.

(9)	FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2025 and 2024, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $94 million in activity stock and an immaterial amount in excess stock as of December 31, 2025 and 2024, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $2.1 billion and $553 million as of December 31, 2025 and 2024, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Borrowings are not subject to prepayment penalties under these agreements. The maximum amounts of aggregate advances from the FHLB were $1.7 billion and $554 million for the years ended December 31, 2025 and 2024, respectively.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2025 and expire June 2026, allow the Company access to borrow up to $1.1 billion. As of December 31, 2025 and 2024, the Company had no amounts outstanding under these agreements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Bonds and mortgage loans with a carrying value of $3.7 billion (4.8% of total admitted assets) and fair value of $3.5 billion (4.5% of total admitted assets) as of December 31, 2025 and carrying value of $2.4 billion (3.7% of total admitted assets) and fair value of $2.2 billion (3.4% of total admitted assets) as of December 31, 2024 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $3.8 billion and fair value of $3.6 billion for the year ended December 31, 2025, and a carrying value of $2.4 billion and fair value of $2.3 billion for the year ended December 31, 2024.

(10)	Reinsurance

Prior to the October 1, 2023 recapture, the Company had an intercompany reinsurance agreement with Olentangy whereby the Company ceded a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies were ceded to a reinsurance pool that included Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members had joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL would exit the Reinsurance Pool and Olentangy would become solely liable. The Company had recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which was being amortized into operations in future periods as earnings emerge from the business reinsured. Upon recapture, the remaining unamortized balance of $142 million was fully amortized into operations. Amounts ceded to Olentangy under the reinsurance agreement prior to recapture during 2023 included premiums of $44 million, benefits and claims of $51 million and net investment earnings on funds withheld assets of $38 million. The recapture settlement included payment from Olentangy of $1.2 billion, equal to the funds withheld balance as of October 1, 2023 in accordance with the reinsurance agreement, which was recorded as a reduction to the inception-to-date ceded premiums of $1.9 billion and commissions and expense allowances on reinsurance ceded of $700 million.

Effective October 1, 2023, the Company entered into an intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC (“Eagle”) whereby certain universal life insurance and term life insurance policies are ceded on a coinsurance with funds withheld basis. Eagle, an affiliated wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company. Eagle paid the Company $853 million as settlement of the initial reinsurance transaction on October 1, 2023. The Company recognized $179 million of this settlement in the statutory statements of operations as commissions and expense allowances on reinsurance ceded, equal to the amount of current federal income tax, with the remaining $674 million included in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2025, 2024 and 2023 included premiums of $70 million, $83 million and $2.3 billion, respectively, benefits and claims of $102 million, $105 million and $30 million, respectively and net investment earnings on funds withheld assets of $62 million, $63 million and $15 million, respectively. In order for the Company to record a reinsurance reserve credit of $2.3 billion for the ceded block, the Company is holding assets in funds withheld for the benefit of Eagle with a carrying value of $1.4 billion and a fair value of $1.3 billion as of December 31, 2025, 2024 and 2023. Eagle was granted a permitted practice from the Department to record an excess of loss reinsurance recoverable from an unaffiliated reinsurer of $895 million and $861 million as of December 31, 2025 and 2024, respectively, as an admitted asset qualifying as other security under Actuarial Guideline 48 for the benefit of the Company. Amounts payable to Eagle related to the reinsurance agreement were $46 million and $5 million as of December 31, 2025 and 2024, respectively.

The Company has entered into a 100% coinsurance agreement with funds withheld with Eagle to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed annuity and fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The Company has recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2025, 2024 and 2023 included premiums of $309 million, $226 million and $158 million, respectively, and net investment earnings on funds withheld assets of $31 million, $17 million and $10 million, respectively. As of December 31, 2025 and 2024, the carrying value of the funds withheld assets was $874 million and $499 million, respectively, which equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2025 and 2024, the Company’s reserve credit for guaranteed benefits ceded was $2.9 billion and $2.3 billion, respectively. Amounts receivable from Eagle related to the reinsurance agreement was $12 million as of December 31, 2025. Amounts payable to Eagle related to the reinsurance agreement was $21 million as of December 31, 2024.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statements of operations for 2025, 2024 and 2023 and include considerations of $6 million, $4 million and $46 million, respectively, net investment income of $21 million, $25 million and $31 million, respectively, and benefits, claims and other expenses of $124 million, $145 million and $186 million, respectively. The reserve adjustment for 2025, 2024 and 2023 of $(111) million, $(143) million and $(153) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $516 million and $619 million as of December 31, 2025 and 2024, respectively. Amounts recoverable related to this agreement were $12 million and $2 million as of December 31, 2025 and 2024, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $33 million and $34 million as of December 31, 2025 and 2024, respectively. Total premiums ceded under this treaty were $18 million, $11 million and $12 million during 2025, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $152 million and $154 million as of December 31, 2025 and 2024, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2025 and 2024 were $429 million and $457 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates for which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were immaterial as of December 31, 2025 and 2024, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $41 million and $61 million as of December 31, 2025 and 2024, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $185 million, $201 million, and $160 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2025 and 2024, customer allocations to NVITF totaled $2.4 billion and $1.9 billion, respectively. For the years ended December 31, 2025, 2024 and 2023, NVITF paid the Company an immaterial amount for the distribution and servicing of these funds.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

Amounts on deposit with NCMC for the benefit of the Company were $2.1 billion and $1.7 billion as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, amounts on deposit with NCMC were comprised of $1.6 billion and $1.5 billion, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2025 and 2024, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2025, 2024 and 2023 were immaterial.

During 2023, the Company received a total distribution from Olentangy of $80 million, comprised of a return of contributed surplus of $67 million and a dividend of $13 million.

During 2025 and 2024 the Company received capital contributions of $400 million from NLIC. During 2026, the Company received additional capital contributions of $100 million from NLIC as of the subsequent event date.

Pursuant to a financial support agreement, NLIC agrees to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement do not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988, are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2025 and 2024 were immaterial.

During 2025 and 2024, the Company paid capital contributions of $7 million and $6 million, respectively, to NWSBL. During 2026, the Company paid an additional capital contribution of $7 million to NWSBL as of the subsequent event date. The entire investment in NWSBL was nonadmitted as of December 31, 2025 and 2024.

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2024, NTC had an outstanding borrowing of $90 million. Upon maturity on March 20, 2025, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.91% and a maturity date of March 19, 2026. As of December 31, 2025, NTC had an outstanding balance of $80 million. Upon maturity on March 19, 2026, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $80 million at an interest rate of 1-month SOFR plus 0.91% and a maturity date of March 18, 2027. The outstanding balance on this note is $80 million as of the subsequent event date.

As of December 31, 2025, the Company and NLIC, as co-lenders, have a $2.5 billion replacement unsecured promissory note and revolving line of credit agreement with NWSBL. This agreement has an interest rate of 1-month SOFR plus 0.92% and a maturity date of December 9, 2026. Under the agreement, NWSBL can borrow up to $2.5 billion from the co-lenders for up to 364 days after the date of the agreement. As of December 31, 2025, NWSBL had an outstanding balance of $1.1 billion with the Company being reported in cash, cash equivalents and short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2024, the Company had a $550 million replacement unsecured promissory note and revolving line of credit agreement with NWSBL. This agreement had an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. Under the agreement, NWSBL could have borrowed up to $550 million from the Company for up to 364 days after the date of the agreement. As of December 31, 2024, NWSBL had an outstanding borrowing of $550 million from the Company. On March 31, 2026, NWSBL and the co-lenders entered into a $3.0 billion second replacement unsecured promissory note and revolving line of credit agreement that supersedes the previous $2.5 billion replacement unsecured promissory note and revolving line of credit agreement. The $3.0 billion agreement has an interest rate of 1-month SOFR plus 0.91%, a maturity date of December 9, 2026 and the outstanding balance remains $1.1 billion with the Company as of the subsequent event date.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $38 million as of December 31, 2025 and 2024. NW REI (NLAIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2025, 2024 and 2023 Statutory Financial Statements

The Company has not made any other guarantees or undertakings for the benefit of an affiliate which would result in a material contingent exposure of the Company’s or any affiliated insurer’s assets or liabilities.

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLIC. The impact of this transaction was immaterial to net income and capital and surplus.

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NLIC for the years ended December 31, 2025 and 2024. The Company’s surplus as regards policyholders as of December 31, 2025, was $3.7 billion and statutory net loss for 2025 was $153 million. Due to the Company’s unassigned deficit as of December 31, 2025, any dividend paid by the Company in 2025 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I  Summary of Investments - Other Than Investments in Related Parties

As of December 31, 2025:

(in millions) Column A	Column B	Column C	Column D

Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus

Fixed maturities:

Bonds:

U.S. Treasury securities and obligations of U.S. government corporations	$2	$2	$2

Obligations of states and political subdivisions	2,331	2,190	2,331

Foreign governments	877	864	877

Public utilities	5,724	5,462	5,739

All other corporate, mortgage-backed and asset-backed securities	35,592	34,332	35,615

Total fixed maturities	$44,526	$42,850	$44,564

Equity securities:

Common Stocks:

Industrial, miscellaneous and all other	$115	$115	$115

Nonredeemable preferred stocks	2	3	3

Total equity securities	$117	$118	$118

Mortgage loans	$10,188		$10,188

Cash, cash equivalents and short-term investments	3,408		3,408

Policy loans	548		548

Other long-term investments[1]	3,118		3,117

Total invested assets	$61,905		$61,943

1

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $39 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV  Reinsurance

As of December 31, 2025, 2024 and 2023 and for each of the years then ended:

(in millions) Column A	Column B	Column C	Column D	Column E	Column F

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2025

Life insurance in force	$324,209	$(97,581)	$-	$226,628	0.0%

Life insurance premiums	$3,967	$(275)	$-	$3,692	0.0%

2024

Life insurance in force	$294,948	$(96,950)	$-	$197,998	0.0%

Life insurance premiums	$3,312	$(265)	$-	$3,047	0.0%

2023

Life insurance in force	$267,086	$(94,561)	$-	$172,525	0.0%

Life insurance premiums	$2,879	$(623)	$-	$2,256	0.0%

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.